                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

      Filed by the Registrant /X/

      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED
                 BY RULE 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Under Rule 14a-12

                                         PACKAGED ICE, INC.
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

                                                     N/A
      -----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the
                                    Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------

/ /        Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                                     [LOGO]

                               PACKAGED ICE, INC.

                                ----------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 19, 2001

                             ---------------------

TO THE SHAREHOLDERS:

    You are cordially invited to attend the Annual Meeting of Shareholders of Packaged Ice, Inc., to be held at 10:00 a.m., Central Daylight Time, on Tuesday, June 19, 2001, at the offices of Akin, Gump, Strauss, Hauer & Feld, L.L.P., 1700 Pacific Avenue, Room 4150, Dallas, Texas 75201, for the following purposes:

    1. to elect six directors of Packaged Ice to hold office until the next annual meeting of shareholders and until their respective successors are duly elected and qualified;

    2. to consider and vote upon a proposal to ratify the appointment of Deloitte & Touche LLP as Packaged Ice's independent accountant for the fiscal year ending December 31, 2001;

    3.  to consider and vote upon a proposal to approve the 2001 Stock Option
       Plan;

    4. to consider and vote upon a proposal to amend the 2000 Employee Stock Purchase Plan to increase the number of shares of common stock issuable under the plan from 250,000 shares to 500,000 shares; and

    5. to transact such other business as may properly be brought before the meeting or any adjournment(s) thereof.

    Holders of record of Packaged Ice's common stock at the close of business on May 11, 2001, will be entitled to notice of and to vote at the meeting or any adjournment thereof.

    Shareholders who do not expect to attend the meeting are requested to sign and return the enclosed proxy, for which a postage-paid, return envelope is enclosed. The proxy must be signed and returned to be counted.

                                          By Order of the Board of Directors,

                                          A. J. LEWIS III
                                          CHAIRMAN OF THE BOARD OF DIRECTORS

Dallas, Texas
May 18, 2001

                               PACKAGED ICE, INC.
                         3535 TRAVIS STREET, SUITE 170
                              DALLAS, TEXAS 75204

                            ------------------------

                                PROXY STATEMENT
                      2001 ANNUAL MEETING OF SHAREHOLDERS

                             ---------------------

    The Board of Directors of Packaged Ice, Inc. is soliciting the enclosed proxy to be used at the 2001 Annual Meeting of Shareholders to be held at 10:00 a.m., Central Daylight Time, on Tuesday, June 19, 2001, at the offices of Akin, Gump, Strauss, Hauer & Feld, L.L.P., 1700 Pacific Avenue, Room 4150, Dallas, Texas 75201. This Proxy Statement and the related proxy card are to be sent or given to the shareholders of Packaged Ice on or about May 18, 2001. Any shareholder giving a proxy may revoke it at any time provided written notice of such revocation is received by the Secretary of Packaged Ice before such proxy is voted. Otherwise, if received in time, properly completed proxies will be voted at the meeting in accordance with the instructions specified thereon. Shareholders attending the Annual Meeting may revoke their proxies and vote in person.

    Holders of record at the close of business on May 11, 2001, of Packaged Ice's common stock, $.01 par value, will be entitled to notice of and to vote at the Annual Meeting. Each shareholder is entitled to one vote per share on all matters submitted to a vote of the shareholders at the meeting. On May 11, 2001, there were outstanding and entitled to vote 19,492,550 shares of common stock, which is the only class of voting securities.

    Packaged Ice's Annual Report for the fiscal year ended December 31, 2000, including financial statements, is being mailed with this Proxy Statement to all shareholders entitled to vote at the Annual Meeting. The Annual Report does not constitute a part of the proxy soliciting material.

                             ELECTION OF DIRECTORS
                                    (ITEM 1)

    At the Annual Meeting, six directors are to be elected to hold office until the next annual meeting of the shareholders and until their respective successors have been elected and qualified. All of the director nominees are currently directors of Packaged Ice. Proxies cannot be voted for a greater number of persons than the number of nominees named on the enclosed form of proxy. A plurality of the votes cast in person or by proxy by the holders of common stock is required to elect a director. Accordingly, under Texas law and Packaged Ice's Articles of Incorporation and Bylaws, abstentions and "broker non-votes" would not have the same legal effect as a vote against a particular director. A broker non-vote occurs if a broker or other nominee does not have discretionary authority and has not received instructions with respect to a particular item. Shareholders may not cumulate their votes in the election of directors. The Board of Directors recommends a vote "FOR" each of the six nominees described below.

    The following information regarding the director nominees of Packaged Ice, their principal occupations, employment history and directorships in certain companies is as reported by the respective individuals.

DIRECTOR NOMINEES

    A. J. LEWIS III, age 45, Chairman of the Board of Directors and Secretary of Packaged Ice, served as President from January 1997 until February 2001, and Vice Chairman of the Board of Directors from

February 2001 until April 2001. Mr. Lewis has been a shareholder and a director of Packaged Ice since 1991. Mr. Lewis acquired Mission Party Ice, Inc. in 1988 and was its president and the sole director until Packaged Ice purchased it in April 1997. He founded Southwest Texas Packaged Ice, Inc. in 1991 and was its president and a director from inception until its acquisition by Packaged Ice in April 1997. Since 1989, Mr. Lewis has been a director and president of Southwest Texas Equipment Distributors, Inc., which is a distributor of Hoshizaki ice equipment. See "Certain Relationships and Related Transactions."

    STEVEN P. ROSENBERG, age 42, became Vice Chairman of Packaged Ice in
April 2001. Mr. Rosenberg is a private investor. He has been a shareholder and director of Packaged Ice since 1991. Mr. Rosenberg is Chief Executive Officer of Fuel Rewards, Inc. From 1992 to February 1997, Mr. Rosenberg was President of Arrow Industries, now a wholly owned subsidiary of ConAgra.

    WILLIAM P. BRICK, age 50, became Chief Executive Officer and a director of Packaged Ice in April 2001. Prior to joining Packaged Ice, Mr. Brick was employed by Suiza Foods Corporation, where he served as Executive Vice President from July 1996 to October 1996, and as Chief Operating Officer of Dairy Operations from October 1996 until January 2000. Before joining Suiza,
Mr. Brick was the Vice President--Sales and Marketing for the Metropoulos Management Group from February 1996 until June 1996. From 1995 until
January 1996, he served as Vice President--Sales and Marketing for Ultra Products. In addition, from 1991 until December 1994, Mr. Brick held various positions with the Morningstar Group, Inc., including Vice President of Sales, and he served in several capacities for Palm Dairies Inc. in Calgary, Alberta, from 1988 until 1991.

    RICHARD A. COONROD, age 70, has been a director since 1995 and is a member of the Compensation, Audit, and Corporate Governance and Nominating Committees of the Board of Directors. Mr. Coonrod was designated to be elected as a director by The Food Fund Limited Partnership, a Minneapolis-based limited partnership specializing in food-related investments and a shareholder of Packaged Ice. Mr. Coonrod has been a general partner of The Food Fund Limited Partnership since 1989 and has been President of Coonrod Agriproduction Corporation, a food and agribusiness consulting and investment firm, since 1985.

    ROBERT G. MILLER, age 50, has been a director of Packaged Ice since
April 1997 and is a member of the Compensation, Audit, and Corporate Governance and Nominating Committees. Mr. Miller is a private investor and was Chairman of the Board of Directors of Southwestern Ice, Inc., from February 1992 until its acquisition by Packaged Ice. From 1980 to 1992, Mr. Miller was President and Chief Executive Officer of Glacier Water, Inc., a publicly traded water vending company.

    DAVID J. LOSITO, age 43, has been a director of Packaged Ice since
June 1999 and is a member of the Compensation and Audit Committees. Mr. Losito is a Managing Director in the Corporate Finance Department of Jefferies & Company, Inc. From August 1999 until January 2001, Mr. Losito was a Managing Director of Ponte Capital LLC, a boutique merchant bank. From January 1999 to August 1999, he was an Executive Vice President of EPS Solutions, a business services firm. Previously, Mr. Losito served from 1992 to 1999 in the Corporate Finance Department of Jefferies, including as a Managing Director.

BOARD OF DIRECTORS AND COMMITTEES

    The Board of Directors held six meetings during the fiscal year ended December 31, 2000. Packaged Ice's directors are elected annually and hold office until the next annual meeting of shareholders or until their successors are elected and qualified.

    Packaged Ice has an Audit Committee, a Compensation Committee and a Corporate Governance and Nominating Committee.

    The Compensation Committee oversees the compensation of Packaged Ice's senior management and grants under Packaged Ice's stock option plans. In addition, the Compensation Committee oversees the 2000 Employee Stock Purchase Plan. During the 2000 fiscal year, the Compensation Committee was comprised of Messrs. Coonrod, Losito and Miller, and held one meeting. The membership of the Compensation Committee is restricted to outside directors. Currently the Compensation Committee is comprised of Messrs. Coonrod, Losito and Miller.

    The Audit Committee reviews and reports to the Board of Directors the scope and results of audits by Packaged Ice's outside auditor. The committee also recommends the firm of certified public accountants to serve as Packaged Ice's independent public accountants, subject to nomination by the Board of Directors and approval of the shareholders, authorizes all audit and other professional services rendered by the auditor and periodically reviews the independence of the auditor. On November 16, 2000, the Audit Committee approved the Packaged Ice Audit Committee Charter by unanimous written consent. A copy of the charter is attached to this proxy statement as APPENDIX A. The membership of the Audit Committee is now restricted to those directors who are not active or retired officers, or employees of Packaged Ice. All members of the audit committee are independent as independence is defined in Section 121(A) of the American Stock Exchange's listing standards. During the 2000 fiscal year, the Audit Committee was comprised of Messrs. Coonrod, Losito and Miller and held five meetings. Currently the Audit Committee is comprised of Messrs. Coonrod, Losito and Miller.

    The Corporate Governance and Nominating Committee was established by the Board of Directors on December 13, 1999. During the 2000 fiscal year, this committee was comprised of Messrs. Coonrod, Miller and James F. Stuart, who resigned from the Board of Directors in April 2001. It is currently comprised of Messrs. Lewis, Coonrod and Miller. The primary responsibility of this committee is to review the size, composition and effectiveness of the Board of Directors of Packaged Ice and to consider corporate governance matters and recommend proposals regarding corporate governance. Membership in the Corporate Governance and Nominating Committee will consist of no less than three members, at least two of which will be non-management directors. During 2000 the Corporate Governance and Nominating Committee held one meeting. This committee has no policy or procedures with respect to consideration of nominees recommended by the security holders.

                               EXECUTIVE OFFICERS

    The following table sets forth certain information as of April 30, 2001 regarding Packaged Ice's executive officers. Each of these officers has been elected to serve until his successor is duly appointed or elected or until his earlier removal or resignation from office. No arrangement or understanding exists between any of these officers and any other person pursuant to which they were or are to be selected as an officer.

NAME                                          AGE      POSITION
----                                        --------   --------
A. J. Lewis III...........................     45      Chairman of the Board of Directors and
                                                       Secretary
William P. Brick..........................     50      Chief Executive Officer
Jimmy C. Weaver...........................     47      President and Chief Operating Officer
Steven J. Janusek.........................     29      Executive Vice President and Chief
                                                       Financial Officer (Principal Accounting
                                                       and Financial Officer)
Graham D. Davis...........................     46      Executive Vice President--Operations
Ben D. Key................................     46      Senior Vice President--Sales and Marketing
Neil D. Showalter.........................     43      Senior Vice President--Mid-Atlantic
                                                       Operations
Leonard A. Bedell.........................     56      Senior Vice President--Special Projects
Mark A. Steffek...........................     32      Vice President--Finance and Treasurer

    A. J. LEWIS III'S background information is described above.

    WILLIAM P. BRICK'S background information is described above.

    JIMMY C. WEAVER, age 47, became President and Chief Operating Officer of Packaged Ice on February 1, 2001. From April 30, 1998 until February 1, 2001, he served as Executive Vice President and Chief Operating Officer of Packaged Ice. Mr. Weaver joined Reddy Ice Corporation in September 1996 and was President of Reddy Ice Corporation prior to its acquisition. From May 1993 until
August 1996, Mr. Weaver was Vice President of Sales and Marketing of Booth/Crystal Tips, a manufacturing division of Scotsman Industries based in Dallas, Texas, that produces and sells ice making equipment.

    STEVEN J. JANUSEK, age 29, became Packaged Ice's Chief Financial Officer in October 2000. Mr. Janusek served as Chief Financial Officer and Treasurer from October 2000 until March 2001, as Treasurer from February 2000 until
October 2000, and as Corporate Controller from January 1998 until October 2000. Mr. Janusek joined Southwestern Ice, Inc. in July 1994 and from January 1996 served as the Corporate Controller of Southwestern until its merger with Packaged Ice in April 1997. Mr. Janusek briefly resigned his position as Chief Financial Officer in March 2001 to pursue another opportunity, but returned to Packaged Ice as Chief Financial Officer in April 2001.

    GRAHAM D. DAVIS, age 46, is Packaged Ice's Executive Vice
President--Operations. From April 1998 until March 30, 2001, he was Packaged Ice's Senior Vice President--Western Operations. Mr. Davis joined Reddy in 1977 as Controller. For the five years prior to joining Packaged Ice, Mr. Davis was Executive Vice President of Operations of Reddy.

    BEN D. KEY, age 46, became Packaged Ice's Senior Vice President--Sales and Marketing in April 2001. From April 1998 until April 29, 2001, he served Packaged Ice as Vice President--Sales and Marketing. Mr. Key joined Reddy Ice in June 1997 and served in the same position prior to its acquisition. Prior to joining Reddy Ice, Mr. Key was engaged in government service and political consulting for twenty years.

    NEIL D. SHOWALTER, age 43, became Packaged Ice's Senior Vice
President--Mid-Atlantic Operations in August 1998. Mr. Showalter joined Cassco Ice & Cold Storage, Inc., a division of WLR Foods, Inc., in

1989, and became President of that division in 1996. In November 1997, he was designated Vice President of Finance for WLR, and became its Chief Financial Officer in June 1998. Before joining Cassco, Mr. Showalter served as a CPA for McGladrey & Pullen, a public accounting firm, from 1979 to 1989.

    LEONARD A. BEDELL, age 56, is Packaged Ice's Senior Vice President--Special Projects. During the month of April 2001, he served as Chief Financial Officer. From January 1998 until March 30, 2001, he served as Senior Vice President--Central Operations. From March 1995 until December 1997, Mr. Bedell was a management consultant specializing in operations and profitability improvement and merger and acquisition projects for businesses engaged in the distribution, delivery, equipment rental and event production industries. From January 1992 until March 1995, Mr. Bedell was Executive Vice President, Chief Financial Officer and a member of the Board of Directors of Tidel
Technologies, Inc. Mr. Bedell is a CPA who initiated his career with Arthur Andersen LLP.

    MARK A. STEFFEK, age 32, became Packaged Ice's Vice President--Finance and Treasurer in April 2001. Mr. Steffek is a CPA and from September 1991 until he joined Packaged Ice in September 2000 as its Director of Financial Reporting and Assistant Treasurer, he served as an auditor with Deloitte & Touche LLP.

             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS
                                    (ITEM 2)

    Pursuant to the Audit Committee's recommendation, the Board of Directors has appointed Deloitte & Touche LLP, independent accountants, to audit the consolidated financial statements of Packaged Ice for the year ending
December 31, 2001. Packaged Ice has been advised that no member of Deloitte & Touche LLP has any direct financial interest or material indirect financial interest in Packaged Ice or any of its subsidiaries or, during the past three years, has had any connection with Packaged Ice or any of its subsidiaries as a promoter, underwriter, voting trustee, director, officer or employee.

    Deloitte & Touche LLP served as Packaged Ice's independent accountants for the year ended December 31, 2000. Aggregate fees billed to Packaged Ice for the year ended December 31, 2000 by Packaged Ice's principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates, were as follows:

Audit fees..................................................  $299,500
Financial information systems design and implementation
  fees......................................................  $      0
All other fees..............................................  $494,000

    The audit committee has considered whether the provisions of services for non-audit fees is compatible with maintaining the principal accountants' independence and has determined that it did not interfere with their independence.

    Ratification of this appointment will be effective upon receiving the affirmative vote of the holders of a majority of the common stock present or represented by proxy and entitled to vote at the Annual Meeting. Under Texas law and Packaged Ice's Articles of Incorporation, an abstention would have the same legal effect as a vote against this proposal, but a broker non-vote would not be counted for purposes of determining whether a majority had been achieved. The Board of Directors recommends voting "FOR" ratification of this appointment.

    A representative of Deloitte & Touche LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement and will be available to respond to appropriate questions.

                       APPROVAL OF 2001 STOCK OPTION PLAN
                                    (ITEM 3)

    The Packaged Ice Board of Directors proposes and recommends that you approve the Packaged Ice, Inc. 2001 Stock Option Plan. The principal provisions of the 2001 plan are summarized below. The following summary does not purport to be complete and is qualified in its entirety by the terms of the 2001 plan, a complete copy of which is attached as APPENDIX B to this document and is incorporated by reference. We urge you to read the 2001 plan in its entirety for a more complete description of the terms and conditions of the plan.

    The 2001 plan is administered by a committee appointed by the Board of Directors. The committee consists of at least two directors of Packaged Ice and may consist of the entire Board of Directors. However, if the committee consists of less than the entire Board of Directors, then each member must be a "nonemployee director" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, and to the extent necessary for any option or award intended to qualify as performance-based compensation under
Section 162(m) of the Internal Revenue Code of 1986, or the Code, each member of the committee, whether or not it consists of the entire Board of Directors, must be an "outside director" within the meaning of Section 162(m) of the Code.

PURPOSE OF THE 2001 PLAN.

    The Board of Directors believes that it is important that directors, executives and employees have a significant financial stake in the growth of the value of Packaged Ice so as to align their interests with those of Packaged Ice's shareholders. The Board of Directors also believes that in the future it will be easier to attract highly qualified individuals if Packaged Ice can offer them a meaningful opportunity and incentive to participate in the growth of the value of the company.

INDIVIDUALS WHO MAY PARTICIPATE IN THE 2001 PLAN.

    Those individuals eligible to participate in the 2001 plan are certain officers, directors or employees of Packaged Ice or its subsidiaries, or consultants or advisors of Packaged Ice or its subsidiaries, who are designated by the committee as eligible individuals under the 2001 plan.

SECURITIES TO BE OFFERED.

    The aggregate maximum number of shares authorized to be issued under the 2001 plan pursuant to grants of awards is 1,000,000 shares of common stock. In the aggregate, not more than one-third of the number of allotted shares may be made the subject of restricted stock awards (other than shares of restricted stock made in settlement of performance units). The maximum number of shares that may be made the subject of options and awards granted to any eligible individual in any year may not exceed 1,000,000 shares. The maximum dollar amount of cash or the fair market value of shares that any eligible individual may receive in any calendar year during the term of the plan in respect of performance units denominated in dollars is $1,000,000. Upon a change in capitalization, the committee may adjust the maximum number and class of shares with respect to which options and awards may be granted, the maximum number that may be granted to any individual, the number and class of shares subject to outstanding options and awards and if applicable, the purchase price therefor. The 2001 plan provides for the grant of incentive stock options and nonqualified stock options, stock appreciation rights, or SARs, restricted stock, dividend equivalent rights and performance awards.

    Options. A stock option is a right to buy shares of common stock. Incentive stock options are options that qualify for preferred tax treatment under Section 422 of the Code, and that are designated by the committee as incentive stock options. Nonqualified stock options are options that do not qualify as incentive stock options and are not designated as such. Subject to the provisions of the 2001 plan, the committee determines the terms and conditions of each option agreement. Options granted under the 2001 plan will be for such term as the committee specifies; however, no incentive stock option may be exercisable after the expiration of ten years from the date it is granted (five years if granted to a "ten-percent stockholder" (as defined in the 2001 plan)). The committee also determines the purchase price of each option, although, in the case of an incentive stock option, the per share purchase price may not be less than 100% of the fair market value of the shares subject to that option on the date that it is granted (110% in the case of incentive stock options granted to ten-percent stockholders).

    Unless otherwise provided in the applicable option agreement, nonqualified stock options are not transferable by the optionee other than by will or the laws of descent and distribution, and may be exercised during the optionee's lifetime only by the optionee or the optionee's guardian or legal representative. Incentive stock options may not be transferred other than by will or the laws of descent and distribution, and may be exercised during the optionee's lifetime only by the optionee or the optionee's guardian or legal representative. The purchase price for shares acquired pursuant to the exercise of an option must be paid (i) in cash, (ii) by transferring shares to Packaged Ice, or (iii) a combination of the foregoing. Packaged Ice may also establish cashless exercise procedures which provide for the exercise of an option and the sale of the underlying shares by a registered broker-dealer.

    SARs. In accordance with the 2001 plan, the committee may grant SARs, either alone or in connection with the grant of employee options. The terms and conditions of a SAR will be set forth in an agreement. SARs that are unrelated to options will have the terms and conditions determined by the committee, but in no event may they have a term of greater than 10 years. If granted in connection with an option, a SAR will cover the same shares covered by the option (unless the committee determines that the SAR is to cover a lesser number of shares). A SAR allows the grantee the right to receive, upon exercise of the SAR, the amount determined by multiplying (a) the excess of the fair market value of one share on the date preceding the date of exercise of the SAR over
(i) in the case of a SAR granted in connection with an option, the per share purchase price under the related option, or (ii) in the case of a SAR unrelated to an option, the fair market value of a share on the date the SAR was granted, by (b) the number of shares as to which the SAR is being exercised. Like options, SARs are generally nontransferable.

    Restricted Stock. An award of restricted stock will be evidenced by an agreement between Packaged Ice and the grantee, and the agreement will contain the terms, conditions and restrictions that the committee deems appropriate. The restrictions on an award of restricted stock may lapse under such circumstances as the committee may determine. Unless the committee determines otherwise, the grantee of an award of restricted stock will generally have the rights of a shareholder with respect to the covered shares, including the right to vote the shares and to receive dividends and other distributions. Shares subject to awards of restricted stock are not transferable until the restrictions covering such shares have lapsed.

    Dividend Equivalent Rights. A dividend equivalent right is the right to receive all or some portion of the cash dividends that are or would be payable with respect to a specified number of shares. Dividend equivalent rights may be awarded independently or in connection with another award. Amounts payable in relation to dividend equivalent rights may be payable currently or deferred until certain restrictions lapse, or until the vesting, exercise, payment, settlement or other lapse of restrictions on the option or award to which the dividend equivalent relates. In the event that the amount payable in respect of dividend equivalent rights are to be deferred, the committee shall determine whether such amounts are to be held in cash or reinvested in shares or deemed (notionally) to be reinvested in shares. If amounts payable in respect of dividend equivalent rights are to be held in cash, there may be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the committee, in its discretion, may determine. Dividend equivalent rights may be settled in cash, in shares, or in a combination of cash and shares, and in a single installment or in multiple installments.

    Performance Awards. The committee may grant awards that are performance-based in the form of either performance shares or performance units. The terms and conditions of a performance award will be set forth in an agreement between Packaged Ice and the grantee. Performance awards will vest upon the attainment of the performance objectives for a specified performance cycle established by the committee.

    Performance units may be denominated in shares or a specified dollar amount and, contingent upon the attainment of specified performance objectives within the performance cycle established by the committee, represent the right to receive payment (i) in the case of share-denominated performance units, the fair market value of a share on the date the performance unit was granted, the date the performance unit became vested or any other date specified by the committee,
(ii) in the case of dollar-denominated performance units, the specified dollar amount or (iii) a percentage (which may be more than 100%) of the amount described in clause (i) or (ii) depending on the level of performance objective attainment. A grantee shall generally become vested with respect to the performance units to the extent that the performance objectives set forth in the agreement are satisfied for the performance cycle.

    An award of performance shares is a grant of shares that will generally vest only upon the attainment of specified performance objectives. Except as restricted by the terms of the applicable performance share agreement, the grantee shall generally have, in the discretion of the committee, all of the rights of a stockholder with respect to such shares, including the right to vote the shares and to receive all dividends or other distributions paid or made with respect to the shares prior to the attainment of the performance objectives. At the time the award of performance shares is granted, the committee may, in its discretion, determine that the payment to the grantee of dividends, or a specified portion thereof, declared or paid on actual shares represented by such award shall be (i) deferred until the lapse of the restrictions imposed upon the performance shares and (ii) held by Packaged Ice for the account of the grantee until such lapse of restrictions. In the event that dividends are to be deferred, the committee shall determine whether such dividends are to be reinvested in shares (which shall be held as additional performance shares) or held in cash. If deferred dividends are to be held in cash, there may be credited at the end of each year (or portion thereof) with interest on the amount of the account at the beginning of the year at a rate per annum as the committee may determine. Payment of deferred dividends in respect of performance shares (whether held in cash or in additional performance shares), together with interest accrued thereon, if any, shall be made upon the lapse of restrictions imposed on the performance shares in respect of which the deferred dividends were paid, and any dividends deferred (together with any interest accrued thereon) in respect of any performance shares shall be forfeited upon the forfeiture of such performance shares.

    Performance objectives for performance awards may be expressed in terms of: earnings per share; share price; pre-tax profits; net earnings; return on equity or assets; revenues; earnings before interest, taxes, depreciation and amortization; market share or market penetration; any combination of the above; or other criteria determined by the committee or the Board of Directors. Performance objectives may be in respect of the performance of Packaged Ice and its subsidiaries (which may be on a consolidated basis), a subsidiary or a division. Performance objectives may be absolute or relative and may be expressed in terms of a progression within a specified range.

    Change in control. In the event of a change in control of Packaged Ice, all options and SARs outstanding on the date of the change in control shall become immediately and fully exercisable, and unless the committee determines otherwise, all restrictions upon shares of restricted stock will lapse. With respect to performance units, the grantee shall (i) become vested in a percentage of performance units as determined by the committee at the time of the award of such performance units and as set forth in the agreement, and (ii) be entitled to receive in respect of all performance units which become vested as a result of a change in control a cash payment within ten (10) days after such change in control in an amount as determined by the committee at the time of the award of such performance unit and as set forth in the agreement. With respect to performance shares, restrictions shall lapse immediately on all or a portion of the performance shares as determined by the committee at the time of the award of such performance shares and as set forth in the agreement. The agreements evidencing performance awards shall provide for the treatment of such awards (or portions thereof) which do not become vested as the result of a change in control, including, but not limited to, provisions for the adjustment of applicable performance objectives.

    A change in control shall generally mean the occurrence during the term of the 2001 plan of any of the following:

    - any person or entity acquires voting securities of Packaged Ice if, immediately after the acquisition, that person has beneficial ownership of 20% or more of the then outstanding shares of the combined voting power of Packaged Ice;

    - the members of the Board of Directors as of May 9, 2001 cease to constitute at least two-thirds of the members of the Board of Directors; or

    - a merger, consolidation, reorganization, liquidation, dissolution, or sale or other disposition of all or substantially all of the assets of Packaged Ice occurs.

    Agreements. All options and award under the 2001 plan will be evidenced by written agreements. The agreements may contain other terms and conditions, which do not conflict with the express provisions of the 2001 plan, that the Board of Directors or the committee deems appropriate.

ADDITIONAL INFORMATION.

    Withholding of Taxes. The 2001 plan provides that in satisfaction of the federal, state and local income taxes and other amounts as may be required by law to be withheld with respect to an option or award, the optionee or grantee may make a written election, which may be accepted or rejected in the discretion of the committee, to have withheld a portion of the shares then issuable to him or her having an aggregate fair market value equal to the withholding taxes.

    Amendment and Termination. Unless earlier terminated by the Board of Directors, the 2001 plan shall terminate on the day preceding the tenth anniversary of the date of its adoption by the Board and no option or award may be granted thereafter. The Board may sooner terminate the 2001 plan, may at any time and from time to time amend, modify or suspend the 2001 plan, and may amend or modify an outstanding option or award. However, no amendment which impairs or adversely alters any options or awards under the 2001 plan may be adopted without the prior consent of the optionee or grantee, and no amendment or modification may deprive any optionee or grantee of any shares that he or she may have acquired under the 2001 plan. Also, to the extent required by applicable laws, no amendment will be effective without the approval of the shareholders of Packaged Ice.

FEDERAL INCOME TAX ASPECTS OF THE PLAN.

    Options. In general, an optionee will not recognize taxable income upon grant or exercise of an incentive stock option and Packaged Ice will not be entitled to any business expense deduction with respect to the grant or exercise of an incentive stock option. However, upon the exercise of an incentive stock option, the excess of the fair market value on the date of the exercise of the shares received over the exercise price of shares will be treated as an adjustment to the optionee's alternative minimum taxable income. In order for the exercise of an incentive stock option to qualify for the foregoing tax treatment, the optionee generally must be an employee of Packaged Ice or a subsidiary from the date the incentive stock option is granted through the date three months before the date of exercise, except in the case of death or disability, where special rules apply.

    If the optionee has held the incentive stock option (or the shares acquired upon exercise thereof) for at least two years after the date of grant and the shares acquired upon exercise of the options for at least one year after the date of exercise, upon disposition of the shares by the optionee, the difference, if any, between the sale price of the shares and the exercise price of the option will be treated as long-term capital gain or loss. If the optionee does not satisfy these holding period requirements, the optionee will recognize ordinary income at the time of the disposition of the shares, generally in an amount equal to the excess of the fair market value of the shares at the time the option was exercised over the exercise price of the option. The balance of gain realized, if any, will be long-term or short-term capital gain, depending on whether or not the shares were sold more than one year after the option was exercised. If the optionee sells the shares prior to the satisfaction of the holding period requirements but at a price below the fair market value of the shares at the time the option was exercised, the amount of ordinary income will be limited to the excess of the amount realized on the sale over the exercise price of the option. If the optionee includes the ordinary income or Packaged Ice complies with applicable reporting requirements, it will be entitled to a business expense deduction in the same amount and at the same time as the optionee recognizes ordinary income, subject to any deduction limitation under Section 162(m) of the Code.

    In general, an optionee to whom a nonqualified stock option is granted will recognize no income and Packaged Ice will not be entitled to any business expense deduction at the time of the grant of the option. Upon exercise of a nonqualified stock option, an optionee will recognize ordinary income in an amount equal to the amount by which the fair market value of the shares on the date of exercise exceeds the exercise price of the option. If the optionee includes such amount in income or Packaged Ice complies with applicable reporting requirements, it will be entitled to a business expense deduction in the same amount and at the same time as the optionee recognizes ordinary income, subject to any deduction limitation under Section 162(m) of the Code. As required by law, Packaged Ice will withhold applicable taxes upon the exercise of options.

    SARs. Upon exercise of a SAR, the grantee will recognize ordinary income (treated as compensation) in an amount equal to the cash or fair market value of the shares received on the exercise or payment date. Packaged Ice and its subsidiaries generally will be entitled to a business expense deduction in the same amount and at the same time as the grantee of a SAR recognizes ordinary compensation income. Packaged Ice will withhold applicable taxes upon the exercise of SARs as required by law.

    Restricted Stock and Performance Shares. A participant who has been granted restricted stock or performance shares will not realize taxable income at the time of grant, and Packaged Ice will not be entitled to a deduction at that time, assuming that the restrictions constitute a "substantial risk of forfeiture" for federal income tax purposes. Upon the lapse of restrictions on an award of restricted stock or performance shares, the grantee will realize ordinary income in an amount equal to the then fair market value of the covered shares, and Packaged Ice will be entitled to a corresponding deduction, subject to any deduction limitation under Section 162(m) of the Code. Gains or losses realized by the grantee upon disposition of such shares will be treated as capital gains or losses, with the basis in such shares equal to the fair market value of the shares at vesting. If dividends are paid to the grantee during the restricted period, they will be compensation income to the grantee and deductible as such by Packaged Ice. A grantee may elect pursuant to Section 83(b) of the Code to have the income recognized and measured as of the date of grant of restricted stock and to have the applicable capital gain holding period commence as of that date. If such an election is filed in a timely manner, Packaged Ice will have a corresponding deduction, subject to any deduction limitation under Section 162(m) of the Code. Upon the lapse of restrictions with respect to a grant of restricted stock or performance shares, Packaged Ice will withhold applicable taxes as required by law.

    Dividend Equivalent Rights and Performance Units. Generally, the grant of a right to receive dividends or dividend equivalent rights or a grant of performance units are not taxable events. However, the receipt of dividends or dividend equivalents and the payment of vested performance units are taxable events. Generally, the grantee must include the fair market value of the dividends, dividend equivalents, cash or shares that the grantee has received as ordinary income (treated as compensation). Packaged Ice and its subsidiaries generally will be entitled to a business expense deduction in the same amount and at the same time as the grantee recognizes ordinary compensation income. Packaged Ice will withhold any applicable taxes upon ordinary income realized by a grantee as required by law.

    Section 162(m) of the Code and the regulations proposed thereunder generally would disallow Packaged Ice a federal income tax deduction for compensation paid to the chief executive officer and the four other most highly compensated executive officers to the extent such compensation paid to any of such individuals exceeds one million dollars in any year. Section 162(m) of the Code generally does not disallow a deduction for payments of qualified "performance-based compensation" the material terms of which have been disclosed to and approved by shareholders. Packaged Ice generally intends that compensation attributable to options granted at a fair market value purchase price, SARs and performance awards granted under the 2001 plan will be qualified "performance-based compensation."

    Under certain circumstances, the accelerated vesting of options or SARs, or the accelerated lapse of restrictions with respect to awards in connection with a change in control of Packaged Ice, might be deemed an "excess parachute payment" for purposes of the golden parachute tax provisions of Section 280G of the Code. To the extent it is so considered, the optionee or grantee may be subject to a 20% excise tax and Packaged Ice may be denied a tax deduction.

    The comments set forth in the above paragraphs are only a summary of certain of the federal income tax consequences relating to the plan. No consideration has been given to the effects of state, local, or other tax laws on the plan or award recipients.

           APPROVAL OF AMENDMENT TO 2000 EMPLOYEE STOCK PURCHASE PLAN
                                    (ITEM 4)

    The Board of Directors of Packaged Ice recommends that you approve an amendment to the 2000 Employee Stock Purchase Plan to increase the number of authorized shares of common stock issuable pursuant to the 2000 plan from 250,000 shares to 500,000 shares. The proposed amendment would amend
Section 10.a of the 2000 plan to read, in its entirety, as follows:

    "The maximum number of shares of Common Stock which shall be reserved for sale under the Plan shall be 500,000, subject to adjustment upon the occurrence of an event as provided in Section 15 hereof. If the total number of shares which would otherwise be subject to options granted pursuant to
    Section 4.a hereof on an Offering Date exceeds the number of shares then available under the Plan (after deduction of all shares for which options have been exercised or are then outstanding), the Committee shall make a pro rata allocation of the shares remaining available for option grant in as uniform a manner as shall be practicable and as it shall determine to be equitable. In such event, the Committee shall give written notice to each Participant of such reduction of the number of option shares affected thereby and shall similarly reduce the rate of payroll deductions, if necessary. The source of shares may be treasury, open market purchase, or new issue."

    The Packaged Ice shareholders approved the 2000 plan at the 2000 Annual Meeting, and a complete copy of the 2000 plan was sent to each shareholder with the proxy statement from 2000.

    As of May 11, 2001, Packaged Ice employees had acquired 165,402 shares of common stock pursuant to the 2000 plan. The authorization of an additional 250,000 shares of common stock will allow eligible employees to purchase additional shares of common stock pursuant to the 2000 plan.

    The Board of Directors believes that having the additional shares authorized and available for issuance will allow Packaged Ice to raise additional funds for general corporate purposes.

    The additional shares of Common Stock would be available for issuance by the Board of Directors without future action by the shareholders, unless such action were specifically required by applicable law or rules of any stock exchange on which Packaged Ice's securities may be traded.

    The affirmative vote of the holders of a majority of all shares of Packaged Ice's common stock present in person or by proxy and entitled to vote at the Annual Meeting is required for approval of the proposed amendment to the 2000 plan. The Board of Directors recommends voting "FOR" approval of the amendment to the 2000 plan.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

    The following table sets forth certain compensation information for Packaged Ice's Chief Executive Officer and four additional highly compensated executive officers (the "Named Executive Officers") for the three years ended
December 31, 2000, 1999 and 1998:

                                                                              LONG TERM COMPENSATION
                                                                            ---------------------------
                                                      ANNUAL COMPENSATION    SECURITIES
                                                      -------------------    UNDERLYING     ALL OTHER
NAME/PRINCIPAL POSITION                      YEAR      SALARY     BONUS     OPTIONS/SARS   COMPENSATION
-----------------------                    --------   --------   --------   ------------   ------------
James F. Stuart(1) ......................    2000     $225,000   $      0      150,000        $ 3,400(2)
  Chairman, Chief Executive Officer          1999      225,000    101,250       22,941          3,200(2)
                                             1998      209,269    302,500       60,000          3,200(2)

A. J. Lewis III .........................    2000      200,000          0      100,000          3,400(2)
  Chairman, Secretary                        1999      200,000     90,000       15,294          3,200(2)
                                             1998      192,884    280,000       50,000          3,200(2)

Jimmy C. Weaver .........................    2000      185,000          0       50,000         12,000(5)
  President, Chief Operating Officer         1999      185,000     72,150       12,235         12,000(5)
                                             1998(3)   120,961    166,500       56,000          8,000(5)

Graham D. Davis .........................    2000      156,000          0       10,000         12,000(5)
  Executive Vice President--Operations       1999      156,000     46,800        7,953         12,000(5)
                                             1998(4)   106,605    101,400       30,400          8,000(5)

Neil D. Showalter .......................    2000      156,000          0       10,000          3,400(2)
  Senior Vice President--Mid-Atlantic        1999      156,000     42,120        7,953          3,200(2)
  Operations                                 1998(6)    63,000     39,000       10,400            720(2)

------------------------

(1) Mr. Stuart resigned his position as Chairman and Chief Executive Officer effective April 19, 2001.

(2) Contributions to Packaged Ice's 401(k) plan made by Packaged Ice.

(3) Represents partial year compensation at an annual salary of $185,000, as Mr. Weaver's employment commenced April 1998.

(4) Represents partial year compensation at an annual salary of $156,000, as Mr. Davis's employment commenced April 1998.

(5) Automobile allowance.

(6) Represents partial year compensation at an annual salary of $156,000, as Mr. Showalter's employment commenced August 1998.

OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

    The following table provides certain information regarding the number of stock options to purchase shares of Packaged Ice's common stock granted to the Named Executive Officers during the year ended December 31, 2000:

                                                                                         POTENTIAL REALIZABLE
                                                                                           VALUE OF ASSUMED
                                   NUMBER OF    PERCENTAGE                               ANNUAL RATE OF STOCK
                                   SECURITIES    OF TOTAL                                 PRICE APPRECIATION
                                   UNDERLYING     OPTIONS      PER SHARE                    FOR OPTION TERM
                                    OPTIONS     GRANTED IN    EXERCISE OR   EXPIRATION   ---------------------
                                    GRANTED     FISCAL 2000   BASE PRICE       DATE         5%          10%
                                   ----------   -----------   -----------   ----------   ---------   ---------
James F. Stuart(1)...............   150,000        31.2          $4.125       3/8/10      389,129     986,128
A. J. Lewis III..................   100,000        20.8           4.125       3/8/10      259,419     657,419
Jimmy C. Weaver..................    50,000        10.4           4.125       3/8/10      129,710     328,709
Graham D. Davis..................    10,000         2.1           4.125       3/8/10       25,942      65,742
Neil D. Showalter................    10,000         2.1           4.125       3/8/10       25,942      65,742

------------------------

(1) Mr. Stuart resigned his position as Chief Executive Officer effective April 19, 2001.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END
  OPTION/SAR VALUES

    The following table provides certain information regarding the exercise of stock options to purchase shares of Packaged Ice's common stock during the year ended December 31, 2000, by the Named Executive Officers, and the fiscal year-end value of stock options held by such officers:

                                                      NUMBER OF SECURITIES
                                       NUMBER OF     UNDERLYING UNEXERCISED      VALUE OF UNEXERCISED IN-THE-
                                        SHARES           OPTIONS/SARS AT             MONEY OPTIONS/SARS AT
                                       ACQUIRED          FISCAL YEAR END              FISCAL YEAR END(2)
                                          ON       ---------------------------   -----------------------------
                                       EXERCISE    EXERCISABLE   UNEXERCISABLE   EXERCISABLE    UNEXERCISABLE
                                       ---------   -----------   -------------   ------------   --------------
James F. Stuart(1)...................        --       76,588        186,353              --              --
A. J. Lewis III......................        --       66,059        124,235              --              --
Jimmy C. Weaver......................        --       48,847         69,388              --              --
Graham D. Davis......................        --       25,751         22,602              --              --
Neil D. Showalter....................        --        5,751         22,602              --              --

------------------------

(1) Mr. Stuart resigned his position as Chief Executive Officer effective April 19, 2001.

(2) Based on a price per share of $1.50, the closing sale price of the Packaged Ice's stock on the American Stock Exchange on December 29, 2000. The value of in-the-money options is calculated as the difference between the fair market value of the common stock underlying the options at fiscal year end and the exercise price of the options. Exercisable options refer to those options that are exercisable as of December 31, 2000, while unexercisable options refer to those options that become exercisable at various times thereafter.

STOCK OPTION PLANS

    2000 EMPLOYEE STOCK PURCHASE PLAN. Packaged Ice adopted the 2000 plan on January 24, 2000. Currently, there are 250,000 shares of common stock available for issuance under the 2000 plan. In this proxy statement, we have asked our shareholders, in Item 4 above, to approve an amendment to the 2000 plan to increase the number of shares of common stock available for issuance under the 2000 plan from 250,000 shares to 500,000 shares. The 2000 plan provides certain employees of Packaged Ice the opportunity to purchase common stock of Packaged Ice. On each offering date, each eligible employee receives an option to purchase shares of common stock at a price per share that is the lesser of 85% of the fair market value of the shares on that offering date, or 85% of the fair market value of the shares on the date the option is exercised. The offering dates are the first business days of January, April, July and October, although those dates may be changed in accordance with the 2000 plan.

    Those eligible for participation in the 2000 plan are persons who, for tax purposes, are employees of Packaged Ice or its subsidiaries designated to participate in the plan, are customarily scheduled to work more than twenty hours per week, and are customarily employed five months or more in any calendar year. However, an employee who is otherwise eligible to participate will not be entitled to do so if, upon the purchase of shares under the 2000 Purchase Plan, he or she would own and/or hold immediately thereafter, by applying the rules of Section 424(d) of the Code, as amended, shares possessing 5% or more of the total combined voting power or value of all classes of shares of Packaged Ice.

    The 2000 plan is administered by the Compensation Committee, which is comprised of "disinterested persons" within the meaning of Rule 16b-3 promulgated under the Exchange Act. The committee is permitted to select an administrator to whom it may delegate its duties and responsibilities. The Compensation Committee of the Board of Directors has been selected as that administrator. The committee has full power and authority, subject to the provisions of the 2000 plan, to promulgate the rules and regulations it deems necessary for the administration of the plan, to interpret the provisions and supervise the administration of the plan, and to take all action in connection with or in relation to the plan as it deems necessary or advisable.

    At December 31, 2000, Packaged Ice employees had acquired 66,936 shares of common stock under the 2000 plan.

    1998 STOCK OPTION PLAN. The 1998 plan provides for the grant of stock options (including incentive stock options as defined in Section 422 of the Code, and non-qualified stock options), SARs and other stock awards (including restricted stock awards and stock bonuses) to any officer, director or employee of Packaged Ice, its subsidiaries, affiliates or any consultant or advisor engaged by Packaged Ice who renders bona fide services to Packaged Ice or Packaged Ice's subsidiaries or affiliates in connection with their businesses. The Compensation Committee, which is comprised of "disinterested persons" within the meaning of Rule 16b-3 promulgated under the Exchange Act, administers the 1998 plan. One million shares of common stock are subject to issuance under the 1998 plan. Packaged Ice's full Board of Directors must submit any grant of options to a member of the Compensation Committee for approval. Such member of the Compensation Committee will not participate in the vote approving such grant. The Compensation Committee may grant stock options on such terms, including vesting and payment forms, as it deems appropriate in its discretion provided that no option may be exercised later than 10 years after its grant, and the purchase price for incentive stock options and non-qualified stock options cannot be less than one hundred percent 100% and eighty-five percent 85% of the fair market value of the common stock at the time of grant, respectively. The Compensation Committee may grant SARs on such terms, including payment forms, as the Compensation Committee deems appropriate, provided that a SAR granted in connection with a stock option becomes exercisable and lapses according to the same vesting schedule and lapse rules established for the stock option (which cannot exceed 10 years from the date of grant). A SAR is not exercisable during the first six months of its term and is exercisable subject to any other conditions on exercise imposed by the Compensation Committee. Unless terminated by the Board of Directors, the 1998 plan continues for 10 years from the date of adoption. Upon the occurrence of an event constituting a change in control of Packaged Ice, in the sole discretion of the Compensation Committee, all options, SARs and other awards will become immediately exercisable in full for the remainder of their terms and restrictions on stock granted pursuant to a restricted stock award will lapse.

    At December 31, 2000, Packaged Ice had outstanding options for 836,951 shares of common stock at a weighted exercise price of $7.45 (of which 111,317 were exercisable) under the 1998 plan. All options granted under the 1998 plan to date have a five-year vesting period. All of the outstanding options were granted at the exercise price in the range of $4.13 to $15.00, which the Board of Directors determined to be greater than or equal to the fair market value of the common stock on the date of grant. To date, no options have been exercised under the 1998 plan.

    1994 STOCK OPTION PLAN. Under the 1994 plan, options to purchase up to 400,000 shares of common stock may be granted to employees, outside directors and consultants and advisers to Packaged Ice or any subsidiary. The purposes of the 1994 plan are to further the growth, development and financial success of Packaged Ice by providing additional financial incentives to key personnel and to retain and attract qualified individuals who will contribute to Packaged Ice's overall success. Shares that by reason of the expiration of an option (other than because of exercise), or which are no longer subject to purchase pursuant to an option granted under the 1994 plan, may be reoptioned thereunder. The 1994 plan is currently administered by the Compensation Committee, which has the authority to set specific terms and conditions of options granted under the 1994 plan. Options granted under the 1994 plan are non-qualified options and are not intended to be "incentive stock options" under Section 422 of the Internal Revenue Code of 1986, as amended. Stock options granted under the 1994 plan may be granted for a term not to exceed 10 years and such options are not transferable other than by will or the laws of descent and distribution. Each option may be exercised within the term of the option pursuant to which it was granted (so long as the optionee, if an employee, continues to be employed by Packaged Ice or its subsidiary). In addition, an option may be exercised as to vested shares within ninety days after the termination of employment of the optionee (except in the case of a termination for cause, in which case the option automatically expires on termination) and upon a termination in case of death, disability or eligible retirement, all options will become exercisable and may be exercised until the earlier of the first anniversary of such event or the stated expiration date.

    The exercise price of all stock options must be at least equal to the fair market value of the common stock on the date of grant. Stock options may be exercised by payment in cash of the exercise price with respect to each share to be purchased, or by a method in which a concurrent sale of the acquired stock is arranged, with the exercise price payable in cash from such sale proceeds.

    At December 31, 2000, Packaged Ice had outstanding options for 335,200 shares of common stock at a weighted average exercise price of $10.51 (all of which were exercisable) under the 1994 plan. All options granted under the 1994 plan are currently exercisable. All of the outstanding options were granted at exercise prices determined by the Board of Directors to be equal to the fair market value of the common stock on the date of grant. To date, options to purchase 6,300 shares of common stock have been exercised under the 1994 plan.

DIRECTOR COMPENSATION

    Directors of Packaged Ice are elected annually and hold office until the next annual meeting of shareholders or until their successors are elected and qualified. Each non-employee of the Board of Directors receives each year $15,000 cash per year, payable quarterly in arrears, and stock options to purchase 10,000 shares of common stock at the market price of our common stock, with an additional $2,500 for each committee served on. Directors are also reimbursed for ordinary and necessary expenses incurred in attending Board of Directors or committee meetings.

EMPLOYMENT AGREEMENTS

    WILLIAM P. BRICK, Packaged Ice's Chief Executive Officer, has entered into an employment agreement, effective April 19, 2001, with annual salary and bonus of $450,000. The agreement grants Mr. Brick an option to purchase 100,000 shares of common stock at a price of $1.60 per share.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    No executive officer or director of Packaged Ice serves as an executive officer, director, or member of a compensation committee of any other entity, for which an executive officer, director, or member of such entity is a member of the Board of Directors or the Compensation Committee of Packaged Ice.

REPORT ON EXECUTIVE COMPENSATION

    The Compensation Committee of the Board of Directors determines the compensation of the executive officers named in the Summary Compensation Table. The Compensation Committee has furnished the following report on executive compensation in connection with the Annual Meeting.

COMPENSATION PHILOSOPHY

    As members of the Compensation Committee, it is our duty to administer the executive compensation program for Packaged Ice. The Compensation Committee is responsible for establishing appropriate compensation goals for the executive officers of Packaged Ice, evaluating the performance of such executive officers in meeting such goals and making recommendations to the Board of Directors with regard to executive compensation. Packaged Ice's compensation philosophy is to ensure that executive compensation be directly linked to continuous improvements in corporate performance, achievement of specific operations, financial and strategic objectives and increases in shareholder value. The Compensation Committee regularly reviews the compensation packages of Packaged Ice's executive officers, taking into account factors which it considers relevant, such as business conditions within and outside the industry, Packaged Ice's financial performance, the market compensation for executives of similar background and experience, and the performance of the executive officer under consideration. The particular elements of Packaged Ice's compensation programs for executive officers are described below.

COMPENSATION STRUCTURE

    The base compensation for the executive officers of Packaged Ice named in the Summary Compensation Table is intended to be competitive with that paid in comparable situated industries, taking into account the scope of responsibilities and internal relationships. The goals of the Compensation Committee in establishing Packaged Ice's executive compensation program are:

    (1) To compensate the executive officers of Packaged Ice fairly and its subsidiaries for their contributions to Packaged Ice's short-term and long-term performance. The elements of Packaged Ice's executive compensation program are (a) annual base salaries, (b) annual bonuses and
       (c) equity incentives.

    (2) To allow Packaged Ice to attract, motivate and retain the management personnel necessary to Packaged Ice's success by providing an executive compensation program comparable to that offered by companies with which Packaged Ice competes for management personnel. The Compensation Committee determines compensation based on the scope of the executive's responsibilities, a subjective evaluation of the executive's performance and the length of time the executive has been in the position.

EXECUTIVE COMPENSATION DEDUCTIBILITY

    Packaged Ice intends that amounts paid pursuant to Packaged Ice's compensation plans generally will be deductible compensation expenses. The Compensation Committee does not currently anticipate that the amount of compensation paid to executive officers will exceed the amounts specified as deductible pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended.

                                          Compensation Committee
                                          of the Board of Directors

                                          Richard A. Coonrod
                                          David J. Losito
                                          Robert G. Miller

PERFORMANCE GRAPH

    The following chart shows a comparison of cumulative total stockholder returns for the Common Stock of Packaged Ice, the RUSSELL 2000 INDEX and the composite peer group for the year ended December 31, 2000. Since Packaged Ice's stock has been publicly traded only since January 29, 1999, the information necessary to present a five-year performance chart is not available.

                 COMPARISON OF 23 MONTH CUMULATIVE TOTAL RETURN
                   AMONG PACKAGED ICE, THE RUSSELL 2000 INDEX
                                AND A PEER GROUP

            EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

* $100 INVESTED ON 1/29/99 IN STOCK OR INDEX-
INCLUDING REINVESTMENT OF DIVIDENDS.
FISCAL YEAR ENDING DECEMBER 31.

                                                 CUMULATIVE TOTAL RETURN
                                              ------------------------------
                                              1/29/99     12/99      12/00
                                              --------   --------   --------
Packaged Ice, Inc...........................   100.00      38.24      17.65
Russell 2000................................   100.00     119.67     116.05
Peer Group(1)...............................   100.00      58.37      40.69

           -----------------------------------

           (1) Packaged Ice maintains as its peer group the following companies:
               Aurora Foods, Inc., Interstate Baking Corporation, Fresh Del Monte Produce Inc, The Earthgrains Company, Vlasic Foods International, Inc., Coca-Cola Bottling Co., and The Boston Beer Group, Inc. This peer group was selected because of common food industry characteristics (particularly as a consolidator), market capitalization and shares outstanding.

AUDIT COMMITTEE REPORT

    The Audit Committee of Packaged Ice's Board of Directors consists entirely of non-employee directors who are independent, as defined in Section 121(A) of the American Stock Exchange's listing standards. The Board of Directors has adopted a Charter for the Audit Committee. A copy of the Charter is attached to this Proxy Statement as APPENDIX A.

    The Audit Committee assists the Board of Directors in its oversight of Packaged Ice's financial statements. Management is responsible for the financial statements and the financial reporting process. The independent auditors are responsible for expressing an opinion on the conformity of Packaged Ice's audited financial statements to accounting principles generally accepted in the United States of America.

    In this context, the Audit Committee has reviewed and discussed the audited financial statements with management and the independent auditors. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, the Audit Committee has received from the independent auditors the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and discussed with the independent auditors their independence from Packaged Ice and its management. The Audit Committee has also considered whether the independent auditors' provision of non-audit services to Packaged Ice is compatible with the auditors' independence.

    In reliance on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Packaged Ice's Annual Report on Form 10-K for the year ended December 31, 2000, for filing with the Securities and Exchange Commission.

                                          Audit Committee
                                          Of the Board of Directors

                                          Richard A. Coonrod
                                          David J. Losito
                                          Robert G. Miller

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth, as of March 31, 2001, the beneficial ownership of the outstanding common stock of Packaged Ice by:

    - each person who is known to Packaged Ice to own beneficially more than 5% of the outstanding common stock of Packaged Ice,

    - each director and director nominee of Packaged Ice,

    - each Named Executive Officer named in the Summary Compensation Table (see "Executive Compensation"), and

    - all executive officers, and director nominees of Packaged Ice as a group. Unless otherwise indicated, the persons listed in the table below have sole voting and investment powers with respect to the shares indicated, and each person's address is 3535 Travis Street, Suite 170, Dallas, Texas 75204.

                                                                                    PERCENTAGE OF
                                                                                        SHARES
                                                              SHARES BENEFICIALLY    BENEFICIALLY
                                                                     OWNED              OWNED
                                                              -------------------   --------------
A. J. Lewis III(1)..........................................         613,180              3.1

Jimmy C. Weaver(2)..........................................          71,214                *

Graham D. Davis(3)..........................................          30,341                *

Neil D. Showalter(4)........................................          16,034                *

James F. Stuart(5) .........................................         707,289              3.6
  11407 Burgoyne
  Houston, Texas 77077

Steven P. Rosenberg(6) .....................................         441,756              2.3
  16801 Addison Road, Suite 120
  Dallas, Texas 75001

Richard A. Coonrod(7) ......................................          94,494                *
  5720 Smetana Drive, Suite 300
  Minnetonka, Minnesota 55343

Robert G. Miller(8) ........................................         412,373              2.1
  30518 Via Maria Elena
  Bonsall, California 92003

David J. Losito(9) .........................................          24,701                *
  725 Toyopa Dr.
  Pacific Palisades, California 90272

Wellington Management Company, LLP .........................       1,815,000              9.3
  75 State Street
  Boston, Massachusetts 02109

Ares Leveraged Investment Fund, L.P. .......................       1,183,398              6.1
  1999 Avenue of the Stars, Suite 1900
  Los Angeles, California 90067

All directors and executive officers as a group (13                2,482,239             12.4
  people)...................................................

------------------------

 * Less than 1%.

(1) Includes (i) options to purchase 89,118 shares of common stock at a weighted average price of $10.00 per share, (ii) 2,000 shares of common stock held by Mr. Lewis, as Trustee, (iii) 25,000 shares owned by Southwest Texas Equipment Distributors, Inc., a corporation owned by Mrs. A. J. Lewis III and (iv) 69,350 shares held by Mr. and Mrs. Lewis as tenants in common.

(2) Includes options to purchase 61,294 shares of common stock at a weighted average price of $12.01 per share.

(3) Includes options to purchase 29,341 shares of common stock at a weighted average price of $12.82 per share.

(4) Includes options to purchase 9,341 shares of common stock at a weighted average price of $10.29 per share.

(5) Includes options to purchase 262,941 shares of common stock at a weighted average price of $7.39 per share.

(6) Included options to purchase 3,333 shares of common stock at a weighted average price of $4.13 per share.

(7) Mr. Coonrod does not own any shares of record. However, as general partner of The Food Fund, Mr. Coonrod may be deemed to be the beneficial owner of the shares held by The Food Fund. Mr. Coonrod disclaims any such beneficial ownership. Also included are options to purchase 3,333 shares of common stock of a weighted average price of $4.13 per share.

(8) Includes options to purchase 25,833 shares of common stock at weighted average exercise price of $9.24 per share.

(9) Includes (i) 10,000 shares of common stock held by Mr. Losito, as Trustee,
    (ii) 11,368 shares of common stock issuable upon exercise of currently exercisable warrants at an exercise price of $0.01, and (iii) options to purchase 3,333 shares at a weighted average price of $4.13 per share.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    AGREEMENTS WITH A. J. LEWIS III. Mrs. A. J. Lewis III owns Southwest Texas Equipment Distributors, Inc., an ice equipment sales and rental company, which has the exclusive right to supply Hoshizaki ice cubers to Packaged Ice under an agreement dated September 9, 1991. Mr. Lewis owns real estate on which certain of Packaged Ice's facilities are located. Packaged Ice leases this property from Mr. Lewis for $370,200 per year until February 28, 2008. The lease agreement was made in an arms-length negotiation submitted to the disinterested members of Packaged Ice's Board of Directors, who voted in favor of the agreement upon review of the relevant information.

    INDEMNITY AGREEMENTS. Packaged Ice has entered into indemnification agreements with each of its directors and certain of its executive officers. The indemnification agreements provide that Packaged Ice will indemnify these individuals against certain liabilities (including settlements) and expenses actually and reasonably incurred by them in connection with any threatened or pending legal action, proceeding or investigation (other than actions brought by or in the right of Packaged Ice) to which any of them is, or is threatened to be, made a party by reason of their status as a director, officer or agent of Packaged Ice; provided that, with respect to a civil, administrative or investigative (other than criminal) action, such individual acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of Packaged Ice, and with respect to any criminal proceedings, he or she had no reasonable cause to believe his or her conduct was unlawful. With respect to any action brought by or in the right of Packaged Ice, such individuals may be indemnified, to the extent not prohibited by applicable laws or as determined by a court of competent jurisdiction, against expenses actually and reasonably incurred by them in connection with such action if they acted in good faith and in a manner they reasonably believed to be in, or not opposed to, the best interests of Packaged Ice. The agreements also require indemnification of such individuals for all reasonable expenses incurred in connection with the successful defense of any action or claim and provide for partial indemnification in the case of any partially successful defense.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) promulgated under the Exchange Act requires Packaged Ice's officers and directors, and persons who beneficially own more than 10% of Packaged Ice's common stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the regulations of the Commission require such officers, directors and greater than 10% shareholders to furnish Packaged Ice with copies of all such reports that they file. Packaged Ice believes that during the fiscal year ended December 31, 2000, all of its directors, officers and greater than 10% beneficial owners complied with all applicable filing requirements, except that a Form 4 relating to securities purchased by James F. Stuart (our former Chief Executive Officer) in
October 2000, was not timely filed.

DEADLINE FOR SHAREHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

    Shareholder proposals to be presented at the 2002 Annual Meeting must be received by Packaged Ice on or before January 18, 2002, for inclusion in the proxy statement and proxy card relating to the meeting.

                                    GENERAL

    As of the date of this Proxy Statement, Packaged Ice's management does not know of any business to be presented for consideration at the Annual Meeting other than that described above. If any other business should properly come before the Annual Meeting, it is intended that the shares represented by proxies will be voted with respect thereto in accordance with the judgment of the persons named in such proxies.

    Packaged Ice will bear the cost of any solicitation of proxies by mail. Arrangements may be made with brokerage firms and other custodians, nominees and fiduciaries for the forwarding of material to and solicitation of proxies from the beneficial owners of common stock held of record by such persons, and Packaged Ice will reimburse such brokerage firms, custodians, nominees and fiduciaries for reasonable out of pocket expenses incurred by them in connection therewith. In addition, Packaged Ice has retained American Stock Transfer and Trust Company to perform a proxy search to determine the beneficial owners of the common stock as of the record date and will reimburse such firm for its expenses.

    The accompanying form of proxy has been prepared at the direction of the Packaged Ice Board of Directors and is sent to you at the request of the Board of Directors. The proxies named therein have been designated by the Board of Directors.

                                          By Order of the Board of Directors,

                                          A. J. LEWIS III
                                          CHAIRMAN OF THE BOARD OF DIRECTORS

Dallas, Texas
May 18, 2001

                                                                      APPENDIX A

                               PACKAGED ICE, INC.
                                AUDIT COMMITTEE
                                    CHARTER

ARTICLE I--PURPOSE OF THE AUDIT COMMITTEE

    The primary purpose of the Audit Committee (the "COMMITTEE") is to assist the Board of Directors (the "BOARD") of Packaged Ice, Inc. (the "COMPANY") in fulfilling its responsibility to oversee management's conduct of the Company's financial reporting process, including, among other duties, reviewing and overseeing (i) the financial reports and other financial information provided by the Company to any governmental or regulatory body, the public or other users thereof, (ii) the Company's systems of internal accounting and financial controls, and (iii) the annual independent audit of the Company's financial statements.

    In carrying out its responsibilities, the Committee's policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the Board and shareholders that the corporate accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality.

ARTICLE II--STRUCTURE AND ORGANIZATION

1. ELECTIONS--Members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

2. MEMBERSHIP QUALIFICATIONS--The Committee shall be comprised of not less than three members of the Board, and the Committee's composition will meet the requirements of the Audit Committee Policy of the American Stock Exchange
    (AMEX).

    Accordingly, all of the members shall be directors:

        a. Who have no relationship to the Company that may interfere with the exercise of their independence from management and the Company and who meet the standards of independence set out in Section 121 of the AMEX Listing Standards, Policies and Requirements, and

        b. Who are financially literate or who become financially literate within a reasonable period of time after appointment to the Committee.

        c. In addition, at least one member of the Committee shall have accounting or related financial management expertise.

3. MEETINGS--The Committee shall meet at least four times per year or more frequently as circumstances require. The committee may ask members of management or others to attend the meetings and provide pertinent information as necessary. Meetings may be by telephone.

ARTICLE III--GENERAL RESPONSIBILITIES

    The Committee shall:

1.  Review the adequacy of this Charter on an annual basis.

2. Review periodically with management any legal and regulatory matters that may have a material impact on the Company's financial statements, compliance policies and compliance programs.

3. Review with management and approve transactions involving management and/or members of the Board, which would require disclosure under the rules of the Securities and Exchange Commission ("SEC").

4. Meet with the director of internal auditing, the independent accountant, and management in separate executive sessions to discuss any matters that the Committee or these groups believe should be discussed privately with the Committee.

5. Provide an open avenue of communication between the internal auditors, the independent accountant, and the Board.

6. Perform such other functions assigned by law, the Company's articles of incorporation or bylaws, or the Board.

7. Submit the minutes of all Committee meetings to, or discuss the matters addressed at each Committee meeting with, the Board.

8. Prepare a letter for inclusion in the annual report that describes the Committee's composition and responsibilities, and how they were discharged.

In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel, auditors or other experts for this purpose.

ARTICLE IV--RESPONSIBILITY FOR ENGAGING THE INDEPENDENT AUDITORS

1. Recommend for approval by the Board and ratification by the shareholders the selection and retention of the independent auditors, approve compensation of the independent auditors, and review and approve in advance the discharge of the independent auditors. The independent auditors will ultimately be accountable to the Committee and the Board, and the Board and the Committee have ultimate authority and responsibility to select, evaluate, and where appropriate, replace the independent auditors.

2. Discuss and consider the auditor's written affirmation that the auditors are in fact independent. Obtain a written statement from the independent auditors, in compliance with Independence Standards Board Standard 1, delineating all relationships between the Company and the independent auditors, actively engage in dialogue regarding disclosed relationships or services that may impact the objectivity and independence of the independent auditors, and take or recommend that the Board take appropriate action to ensure the independence of the independent auditors. In considering the independence of the independent auditors, the Committee will review the nature of the service provided by the independent auditor's firm and the fees charged, and such other matters as the Committee deems appropriate.

3. Arrange for the independent auditors to be available to the full Board at least annually to help provide a basis for the Board's approval of the independent auditors' appointment.

ARTICLE V--RESPONSIBILITY FOR OVERSIGHT OF THE QUALITY AND INTEGRITY OF ACCOUNTING, AUDITING, AND REPORTING PRACTICES OF THE COMPANY

1. Review the annual financial statements with management and the independent auditors prior to release. The Committee, or at least its Chair, should discuss the quarterly financial statements and earnings announcements with management (and the independent auditors if desired) prior to release. These discussions should cover the quality, not just the acceptability, of the financial reporting, and such other matters as the Committee deems appropriate.

    In connection with the annual audit, the Committee should review with financial management and the independent auditor:

    - the Company's annual financial statements and related footnotes, and the independent accountant's report thereon,

    - any serious difficulties or disputes between the independent accountants and management encountered during the course of the audit,

    - the appropriateness of estimates underlying the financial statements and footnote disclosures,

    - the financial disclosure practices used or proposed to be adopted by the Company,

    - the Company's compliance with SEC and other regulatory reporting requirements,

    - whether management's interpretations of accounting principles are conservative, moderate, or aggressive from the perspective of income, asset, and liability recognition, and whether those principles are common or minority interpretations,

    - management's accounting treatment and disclosure for new transactions or events, and the auditor's opinion regarding the appropriateness of management's approach, and

    - the appropriateness of changes in the Company's accounting principles and disclosure practices

2. Review with the independent auditors, the internal auditors, and management the audit scope and plan of the independent auditors for the current year and the following year.

3. Review filings with the SEC and other published documents containing the Company's financial statements and consider whether the information contained in these documents is consistent with the information contained in the annual and quarterly financial statements.

4. Review and approve requests for any management consulting engagement to be performed by the Company's independent auditor and be advised of any other study undertaken at the request of management that is beyond the scope of the audit engagement letter.

                                                                      APPENDIX B

                               PACKAGED ICE, INC.

                             2001 STOCK OPTION PLAN

                            (AS ADOPTED MAY 9, 2001)

                               PACKAGED ICE, INC.

                             2001 STOCK OPTION PLAN

    1.  PURPOSE.

    The purpose of this Plan is to strengthen Packaged Ice, Inc., a Texas corporation (the "Company"), by providing an incentive to its employees, officers, consultants and directors and thereby encouraging them to devote their abilities and industry to the success of the Company's business enterprise. It is intended that this purpose be achieved by extending to employees, officers, consultants and directors of the Company and its Subsidiaries an added long-term incentive for high levels of performance and unusual efforts through the grant of Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Dividend Equivalent Rights, Performance Awards and Restricted Stock (as each term is herein defined).

    2.  DEFINITIONS.

    For purposes of the Plan:

        2.1 "Affiliate" means any entity, directly or indirectly, controlled by, controlling or under common control with the Company or any corporation or other entity acquiring, directly or indirectly, all or substantially all the assets and business of the Company, whether by operation of law or otherwise.

        2.2 "Agreement" means the written agreement between the Company and an Optionee or Grantee evidencing the grant of an Option or Award and setting forth the terms and conditions thereof.

        2.3 "Award" means a grant of Restricted Stock, a Stock Appreciation Right, a Performance Award, a Dividend Equivalent Right or any or all of them.

        2.4 "Board" means the Board of Directors of the Company.

        2.5 "Cause" means:

           (a) for purposes of Options and Awards granted to Nonemployee Directors, the commission of an act of fraud or intentional misrepresentation or an act of embezzlement, misappropriation or conversion of assets or opportunities of the Company or any of its Subsidiaries; and

           (b) in all other cases, (i) intentional failure to perform reasonably assigned duties, (ii) dishonesty or willful misconduct in the performance of duties, (iii) involvement in a transaction in connection with the performance of duties to the Company or any of its Subsidiaries which transaction is adverse to the interests of the Company or any of its Subsidiaries and which is engaged in for personal profit or (iv) willful violation of any law, rule or regulation in connection with the performance of duties (other than traffic violations or similar offenses).

        2.6 "Change in Capitalization" means any increase or reduction in the number of Shares, or any change (including, but not limited to, a change in value) in the Shares or exchange of Shares for a different number or kind of shares or other securities of the Company or another corporation, by reason of a reclassification, recapitalization, merger, consolidation, reorganization, spin-off, split-up, issuance of warrants or rights or debentures, stock dividend, stock split or reverse stock split, cash dividend, property dividend, combination or exchange of shares, repurchase of shares, change in corporate structure or otherwise.

        2.7 A "Change in Control" shall mean the occurrence during the term of the Plan of:

           (a) An acquisition (other than directly from the Company) of any voting securities of the Company (the "Voting Securities") by any "Person" (as the term person is used for purposes of

       Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of twenty percent (20%) or more of the then outstanding Shares or the combined voting power of the Company's then outstanding Voting Securities; PROVIDED, HOWEVER, in determining whether a Change in Control has occurred, Shares or Voting Securities which are acquired in a "Non-Control Acquisition" (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A "Non-Control Acquisition" shall mean an acquisition by (i) an employee benefit plan (or a trust forming a part thereof) maintained by (A) the Company or (B) any corporation or other Person of which a majority of its voting power or its voting equity securities or equity interest is owned, directly or indirectly, by the Company (for purposes of this definition, a "Subsidiary"), (ii) the Company or its Subsidiaries, or (iii) any Person in connection with a "Non-Control Transaction" (as hereinafter defined);

           (b) The individuals who, as of May 9, 2001 are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least two-thirds of the members of the Board; PROVIDED, HOWEVER, that if the election, or nomination for election by the Company's common stockholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Plan, be considered as a member of the Incumbent Board; PROVIDED FURTHER, HOWEVER, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

           (c) The consummation of:

               (i) A merger, consolidation or reorganization with or into the Company or in which securities of the Company are issued, unless such merger, consolidation or reorganization is a Non-Control Transaction. A "Non-Control Transaction" shall mean a merger, consolidation or reorganization with or into the Company or in which securities of the Company are issued where:

                   (A) the stockholders of the Company, immediately before such merger, consolidation or reorganization, own directly or indirectly immediately following such merger, consolidation or reorganization, at least fifty percent (50%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation or reorganization (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization,

                   (B) the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least two-thirds of the members of the board of directors of the Surviving Corporation, or a corporation beneficially directly or indirectly owning a majority of the Voting Securities of the Surviving Corporation, and

                   (C) no Person other than (i) the Company, (ii) any
               Subsidiary, (iii) any employee benefit plan (or any trust forming a part thereof) that, immediately prior to such merger, consolidation or reorganization, was maintained by the Company or any Subsidiary, or (iv) any Person who, immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of twenty percent (20%) or more of the then outstanding Voting Securities or Shares, has Beneficial Ownership of twenty percent

               (20%) or more of the combined voting power of the Surviving Corporation's then outstanding voting securities or its common stock.

               (ii) A complete liquidation or dissolution of the Company; or

              (iii) The sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Subsidiary).

        Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the then outstanding Shares or Voting Securities as a result of the acquisition of Shares or Voting Securities by the Company which, by reducing the number of Shares or Voting Securities then outstanding, increases the proportional number of shares Beneficially Owned by the Subject Persons, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Shares or Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Shares or Voting Securities which increases the percentage of the then outstanding Shares or Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

        If an Eligible Individual's employment is terminated by the Company without Cause prior to the date of a Change in Control but the Eligible Individual reasonably demonstrates that the termination (A) was at the request of a third party who has indicated an intention or taken steps reasonably calculated to effect a change in control or (B) otherwise arose in connection with, or in anticipation of, a Change in Control which has been threatened or proposed, such termination shall be deemed to have occurred after a Change in Control for purposes of this Plan provided a Change in Control shall actually have occurred.

        2.8 "Code" means the Internal Revenue Code of 1986, as amended.

        2.9 "Committee" means a committee, as described in Section 3.1, appointed by the Board from time to time to administer the Plan and to perform the functions set forth herein.

       2.10 "Company" means Packaged Ice, Inc.

       2.11 "Director" means a director of the Company.

       2.12 "Director Option" means an Option granted pursuant to Section 6.

       2.13 "Disability" means:

           (a) in the case of an Optionee or Grantee whose employment with the Company or a Subsidiary is subject to the terms of an employment agreement between such Optionee or Grantee and the Company or Subsidiary, which employment agreement includes a definition of "Disability", the term "Disability" as used in this Plan or any Agreement shall have the meaning set forth in such employment agreement during the period that such employment agreement remains in effect; and

           (b) in all other cases, the term "Disability" as used in this Plan or any Agreement shall mean a physical or mental infirmity which impairs the Optionee's or Grantee's ability to perform substantially his or her duties for a period of one hundred eighty (180) consecutive days.

       2.14 "Division" means any of the operating units or divisions of the Company designated as a Division by the Committee.

       2.15 "Dividend Equivalent Right" means a right to receive all or some portion of the cash dividends that are or would be payable with respect to Shares.

       2.16 "Eligible Director" means a director of the Company who is not an employee of the Company or any Affiliate of the Company.

       2.17 "Eligible Individual" means any director (other than an Eligible Director), officer or employee of the Company or a Subsidiary, or any consultant or advisor of the Company or a Subsidiary, designated by the Committee as eligible to receive Options or Awards subject to the conditions set forth herein.

       2.18 "Employee Option" means an Option granted pursuant to Section 5.

       2.19 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

       2.20 "Fair Market Value" on any date means the closing sales prices of the Shares on such date on the principal national securities exchange on which such Shares are listed or admitted to trading, or, if such Shares are not so listed or admitted to trading, the average of the per Share closing bid price and per Share closing asked price on such date as quoted on the National Association of Securities Dealers Automated Quotation System or such other market in which such prices are regularly quoted, or, if there have been no published bid or asked quotations with respect to Shares on such date, the Fair Market Value shall be the value established by the Board in good faith and, in the case of an Incentive Stock Option, in accordance with Section 422 of the Code.

       2.21 "Grantee" means a person to whom an Award has been granted under the Plan.

       2.22 "Incentive Stock Option" means an Option satisfying the requirements of Section 422 of the Code and designated by the Committee as an Incentive Stock Option.

       2.23 "Nonemployee Director" means a director of the Company who is a "nonemployee director" within the meaning of Rule 16b-3 promulgated under the Exchange Act.

       2.24 "Nonqualified Stock Option" means an Option which is not an Incentive Stock Option.

       2.25 "Option" means a Nonqualified Stock Option, an Incentive Stock Option, a Director Option, or any or all of them.

       2.26 "Optionee" means a person to whom an Option has been granted under the Plan.

       2.27 "Outside Director" means a director of the Company who is an "outside director" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder.

       2.28 "Parent" means any corporation which is a parent corporation (within the meaning of Section 424(e) of the Code) with respect to the Company.

       2.29 "Performance Awards" means Performance Units, Performance Shares or either of both of them.

       2.30 "Performance Cycle" means the time period specified by the Committee at the time Performance Awards are granted during which the performance of the Company, a Subsidiary or a Division will be measured.

       2.31 "Performance Objectives" has the meaning set forth in Section 11.

       2.32 "Performance Shares" means Shares issued or transferred to an Eligible Individual under Section 11.

       2.33 "Performance Units" means Performance Units granted to an Eligible Individual under Section 11.

       2.34 "Plan" means the 2001 Packaged Ice, Inc. Stock Option Plan, as amended and restated from time to time.

       2.35 "Pooling Transaction" means an acquisition of the Company in a transaction which is intended to be treated as a "pooling of interests" under generally accepted accounting principles.

       2.36 "Restricted Stock" means Shares issued or transferred to an Eligible Individual pursuant to Section 10.

       2.37 "Shares" means the common stock, par value $.01 per share, of the Company.

       2.38 "Stock Appreciation Right" means a right to receive all or some portion of the increase in the value of the Shares as provided in Section 8 hereof.

       2.39 "Subsidiary" means any corporation which is a subsidiary corporation (within the meaning of Section 424(f) of the Code) with respect to the Company.

       2.40 "Successor Corporation" means a corporation, or a parent or subsidiary thereof within the meaning of Section 424(a) of the Code, which issues or assumes a stock option in a transaction to which
    Section 424(a) of the Code applies.

       2.41 "Ten-Percent Stockholder" means an Eligible Individual, who, at the time an Incentive Stock Option is to be granted to him or her, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or of a Parent or a Subsidiary.

    3.  ADMINISTRATION.

        3.1 The Plan shall be administered by the Committee, which shall hold meetings at such times as may be necessary for the proper administration of the Plan. The Committee shall keep minutes of its meetings. A quorum shall consist of not fewer than two members of the Committee and a majority of a quorum may authorize any action. Any decision or determination reduced to writing and signed by a majority of all of the members of the Committee shall be as fully effective as if made by a majority vote at a meeting duly called and held. The Committee shall consist of at least two (2) directors of the Company and may consist of the entire Board; PROVIDED, HOWEVER, that
    (A) if the Committee consists of less than the entire Board, each member shall be a Nonemployee Director and (B) to the extent necessary for any Option or Award intended to qualify as performance-based compensation under
    Section 162(m) of the Code to so qualify, each member of the Committee, whether or not it consists of the entire Board, shall be an Outside Director. No member of the Committee shall be liable for any action, failure to act, determination or interpretation made in good faith with respect to this Plan or any transaction hereunder, except for liability arising from his or her own willful misfeasance, gross negligence or reckless disregard of his or her duties. The Company hereby agrees to indemnify each member of the Committee for all costs and expenses and, to the extent permitted by applicable law, any liability incurred in connection with defending against, responding to, negotiating for the settlement of or otherwise dealing with any claim, cause of action or dispute of any kind arising in connection with any actions in administering this Plan or in authorizing or denying authorization to any transaction hereunder.

        3.2 Subject to the express terms and conditions set forth herein, the Committee shall have the power from time to time to:

           (a) determine those Eligible Individuals to whom Employee Options shall be granted under the Plan and the number of such Employee Options to be granted and to prescribe the terms and conditions (which need not be identical) of each such Employee Option, including the purchase price per Share subject to each Employee Option, and make any amendment or modification to any Option Agreement consistent with the terms of the Plan;

           (b) select those Eligible Individuals to whom Awards shall be granted under the Plan and to determine the number of Stock Appreciation Rights, Performance Awards, Shares of Restricted

       Stock and/or Dividend Equivalent Rights to be granted pursuant to each Award, the terms and conditions of each Award, including the restrictions or Performance Objectives relating to Shares, the maximum value of each Performance Share and make any amendment or modification to any Award Agreement consistent with the terms of the Plan;

           (c) to construe and interpret the Plan and the Options and Awards granted hereunder and to establish, amend and revoke rules and regulations for the administration of the Plan, including, but not limited to, correcting any defect or supplying any omission, or reconciling any inconsistency in the Plan or in any Agreement, in the manner and to the extent it shall deem necessary or advisable so that the Plan complies with applicable law including Rule 16b-3 under the Exchange Act and the Code to the extent applicable, and otherwise to make the Plan fully effective. All decisions and determinations by the Committee in the exercise of this power shall be final, binding and conclusive upon the Company, its Subsidiaries, the Optionees and Grantees, and all other persons having any interest therein;

           (d) to determine the duration and purposes for leaves of absence which may be granted to an Optionee or Grantee on an individual basis without constituting a termination of employment or service for purposes of the Plan;

           (e) to exercise its discretion with respect to the powers and rights granted to it as set forth in the Plan; and

           (f) generally, to exercise such powers and to perform such acts as are deemed necessary or advisable to promote the best interests of the Company with respect to the Plan.

    4.  STOCK SUBJECT TO THE PLAN.

        4.1 The maximum number of Shares that may be made the subject of Options and Awards granted under the Plan is 1,000,000; PROVIDED, HOWEVER, that in the aggregate, not more than one-third of the number of allotted Shares may be made the subject of Restricted Stock Awards under Section 10 of the Plan (other than shares of Restricted Stock made in settlement of Performance Units pursuant to Section 11.2(b)). The maximum number of Shares that may be made the subject of Options and Awards granted to an Eligible Individual in any one calendar year period may not exceed 1,000,000 Shares. The maximum dollar amount of cash or the Fair Market Value of Shares that any Eligible Individual may receive in any calendar year during the term of the Plan in respect of Performance Units denominated in dollars may not exceed $1,000,000. Upon a Change in Capitalization, the maximum number of Shares referred to in the first two sentences of this Section 4.1 shall be adjusted in number and kind pursuant to Section 13. The Company shall reserve for the purposes of the Plan, out of its authorized but unissued Shares or out of Shares held in the Company's treasury, or partly out of each, such number of Shares as shall be determined by the Board.

        4.2 Upon the granting of an Option or an Award, the number of Shares available under Section 4.1 for the granting of further Options and Awards shall be reduced as follows:

           (a) In connection with the granting of an Option or an Award (other than the granting of a Performance Unit denominated in dollars), the number of Shares shall be reduced by the number of Shares in respect of which the Option or Award is granted or denominated; PROVIDED, HOWEVER, that if any Option is exercised by tendering Shares, either actually or by attestation, to the Company as full or partial payment of the exercise price, the maximum number of Shares available under Section 4.1 shall be increased by the number of Shares so tendered.

           (b) In connection with the granting of a Performance Unit denominated in dollars, the number of Shares shall be reduced by an amount equal to the quotient of (i) the dollar amount in which the Performance Unit is denominated, divided by (ii) the Fair Market Value of a Share on the date the Performance Unit is granted.

        4.3 Whenever any outstanding Option or Award or portion thereof expires, is canceled or is otherwise terminated for any reason without having been exercised or payment having been made in respect of the entire Option or Award, the Shares allocable to the expired, canceled or otherwise terminated portion of the Option or Award may again be the subject of Options or Awards granted hereunder.

    5.  OPTION GRANTS FOR ELIGIBLE INDIVIDUALS.

        5.1 AUTHORITY OF COMMITTEE. Subject to the provisions of the Plan, the Committee shall have full and final authority to determine those Eligible Individuals who will receive Employee Options, the purchase price or the manner in which the purchase price is to be determined, the maximum duration of Employee Options, vesting, and all other terms and conditions of the Employee Options; PROVIDED, HOWEVER, that the per Share purchase price under an Incentive Stock Option shall not be less than 100% of the Fair Market Value of a Share on the date the Incentive Stock Option is granted (110% in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder); and FURTHER PROVIDED, that an Incentive Stock Option shall not be exercisable after the expiration of ten (10) years from the date it is granted (five (5) years in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder). The terms and conditions of a grant to an Eligible Individual shall be set forth in an Agreement.

        5.2 MODIFICATION. No modification of an Employee Option shall adversely alter or impair any rights or obligations under the Employee Option without the Optionee's consent.

        5.3 LIMITATION ON AGGREGATE VALUE OF SHARES THAT MAY BECOME FIRST EXERCISABLE DURING ANY CALENDAR YEAR UNDER AN INCENTIVE STOCK OPTION. An Option shall be treated as an Incentive Stock Option only to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the Shares with respect to which all Incentive Stock Options held by an Optionee (under the Plan and all other plans of the Company or its Parent or any Subsidiary or a predecessor of any such corporations), become exercisable for the first time during any calendar year does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which they were granted. To the extent this limitation is exceeded, an Option shall be treated as a Nonqualified Stock Option regardless of its designation as an Incentive Stock Option.

    6.  OPTION GRANTS FOR NONEMPLOYEE DIRECTORS.

        6.1 DISCRETIONARY AWARDS. From time to time the Board may elect to grant Director Options to Eligible Directors. In making such grants the Board shall take into consideration the contribution such Eligible Directors have made or may make to the success of the Company and such other considerations as the Board may from time to time specify. Subject to the provisions of the Plan, the Board shall have full and final authority to determine those Eligible Directors who will receive Director Options, the purchase price or the manner in which the purchase price is to be determined, the maximum duration of Director Options, vesting, and all other terms and conditions of the Director Options. Such terms and conditions of a grant to an Eligible Director shall be set forth in an Agreement.

    7.  TERMS AND CONDITIONS APPLICABLE TO ALL OPTIONS.

        7.1 NON-TRANSFERABILITY. Unless set forth in the Agreement evidencing the Option (other than an Incentive Stock Option) at the time of grant or at any time thereafter, an Option granted hereunder shall not be transferable by the Optionee to whom granted except by will or the laws of descent and distribution or pursuant to a domestic relations order (within the meaning of Rule 16a-12 promulgated under the Exchange Act), and an Option may be exercised during the lifetime of such Optionee only by the Optionee or his or her guardian or legal representative. The terms of such Option shall be final, binding and conclusive upon the beneficiaries, executors, administrators, heirs and successors of the Optionee.

        7.2 METHOD OF EXERCISE. The exercise of an Option shall be made only by a written notice delivered in person or by mail to the Secretary of the Company at the Company's principal executive office, specifying the number of Shares to be purchased and accompanied by payment therefor and otherwise in accordance with the Agreement pursuant to which the Option was granted. The purchase price for any Shares purchased pursuant to the exercise of an Option shall be paid, as determined by the Committee in its discretion, in either of the following forms (or any combination thereof): (i) cash or
    (ii) the transfer of Shares to the Company upon such terms and conditions as determined by the Committee. In addition, both Employee Options and Director Options may be exercised through a registered broker-dealer pursuant to such cashless exercise procedures (other than Share withholding) which are, from time to time, deemed acceptable by the Committee, and the Committee may authorize that the purchase price payable upon exercise of an Employee Option may be paid by having Shares withheld that otherwise would be acquired upon such exercise. Any Shares transferred to the Company (or withheld upon exercise) as payment of the purchase price under an Option shall be valued at their Fair Market Value on the day preceding the date of exercise of such Option. The Optionee shall deliver the Agreement evidencing the Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreement to the Optionee. No fractional Shares (or cash in lieu thereof) shall be issued upon exercise of an Option and the number of Shares that may be purchased upon exercise shall be rounded to the nearest number of whole Shares.

        7.3 RIGHTS OF OPTIONEES. Optionee shall be deemed for any purpose to be the owner of any Shares subject to any Option unless and until (i) the Option shall have been exercised pursuant to the terms thereof, (ii) the Company shall have issued and delivered Shares to the Optionee, and
    (iii) the Optionee's name shall have been entered as a stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such Shares, subject to such terms and conditions as may be set forth in the applicable Agreement.

        7.4 EFFECT OF CHANGE IN CONTROL. In the event of a Change in Control, all Options outstanding on the date of such Change in Control shall become immediately and fully exercisable.

    8.  STOCK APPRECIATION RIGHTS.

    The Committee may in its discretion, either alone or in connection with the grant of an Employee Option, grant Stock Appreciation Rights in accordance with the Plan, the terms and conditions of which shall be set forth in an Agreement. If granted in connection with an Option, a Stock Appreciation Right shall cover the same Shares covered by the Option (or such lesser number of Shares as the Committee may determine) and shall, except as provided in this Section 8, be subject to the same terms and conditions as the related Option.

        8.1 TIME OF GRANT. A Stock Appreciation Right may be granted (i) at any time if unrelated to an Option, or (ii) if related to an Option, either at the time of grant, or at any time thereafter during the term of the Option.

        8.2  STOCK APPRECIATION RIGHT RELATED TO AN OPTION.

           (a) EXERCISE. A Stock Appreciation Right granted in connection with an Option shall be exercisable at such time or times and only to the extent that the related Options are exercisable, and will not be transferable except to the extent the related Option may be transferable. A Stock Appreciation Right granted in connection with an Incentive Stock Option shall be exercisable only if the Fair Market Value of a Share on the date of exercise exceeds the purchase price specified in the related Incentive Stock Option Agreement.

           (b) AMOUNT PAYABLE. Upon the exercise of a Stock Appreciation Right related to an Option, the Grantee shall be entitled to receive an amount determined by multiplying (A) the excess of the Fair Market Value of a Share on the date preceding the date of exercise of such

       Stock Appreciation Right over the per Share purchase price under the related Option, by (B) the number of Shares as to which such Stock Appreciation Right is being exercised. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any Stock Appreciation Right by including such a limit in the Agreement evidencing the Stock Appreciation Right at the time it is granted.

           (c) TREATMENT OF RELATED OPTIONS AND STOCK APPRECIATION RIGHTS UPON EXERCISE. Upon the exercise of a Stock Appreciation Right granted in connection with an Option, the Option shall be canceled to the extent of the number of Shares as to which the Stock Appreciation Right is exercised, and upon the exercise of an Option granted in connection with a Stock Appreciation Right, the Stock Appreciation Right shall be canceled to the extent of the number of Shares as to which the Option is exercised or surrendered.

        8.3 STOCK APPRECIATION RIGHT UNRELATED TO AN OPTION. The Committee may grant to Eligible Individuals Stock Appreciation Rights unrelated to Options. Stock Appreciation Rights unrelated to Options shall contain such terms and conditions as to exercisability (subject to Section 8.7), vesting and duration as the Committee shall determine, but in no event shall they have a term of greater than ten (10) years. Upon exercise of a Stock Appreciation Right unrelated to an Option, the Grantee shall be entitled to receive an amount determined by multiplying (A) the excess of the Fair Market Value of a Share on the date preceding the date of exercise of such Stock Appreciation Right over the Fair Market Value of a Share on the date the Stock Appreciation Right was granted, by (B) number of Shares as to which the Stock Appreciation Right is being exercised. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any Stock Appreciation Right by including such a limit in the Agreement evidencing the Stock Appreciation Right at the time it is granted.

        8.4 METHOD OF EXERCISE. Stock Appreciation Rights shall be exercised by a Grantee only by a written notice delivered in person or by mail to the Secretary of the Company at the Company's principal executive office, specifying the number of Shares with respect to which the Stock Appreciation Right is being exercised. If requested by the Committee, the Grantee shall deliver the Agreement evidencing the Stock Appreciation Right being exercised and the Agreement evidencing any related Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreement to the Grantee.

        8.5 FORM OF PAYMENT. Payment of the amount determined under Sections 8.2(b) or 8.3 may be made in the discretion of the Committee solely in whole Shares in a number determined at their Fair Market Value on the date preceding the date of exercise of the Stock Appreciation Right, or solely in cash, or in a combination of cash and Shares. If the Committee decides to make full payment in Shares and the amount payable results in a fractional Share, payment for the fractional Share will be made in cash.

        8.6 MODIFICATION OR SUBSTITUTION. Subject to the terms of the Plan, the Committee may modify outstanding Awards of Stock Appreciation Rights or accept the surrender of outstanding Awards of Stock Appreciation Rights (to the extent not exercised) and grant new Awards in substitution for them. Notwithstanding the foregoing, no modification of an Award shall adversely alter or impair any rights or obligations under the Agreement without the Grantee's consent.

        8.7 EFFECT OF CHANGE IN CONTROL. In the event of a Change in Control, all Stock Appreciation Rights shall become immediately and fully exercisable.

    9.  DIVIDEND EQUIVALENT RIGHTS.

    Dividend Equivalent Rights may be granted to Eligible Individuals and Eligible Directors in tandem with an Option or Award or as a separate award. The terms and conditions applicable to each Dividend Equivalent Right shall be specified in the Agreement under which the Dividend Equivalent Right is granted. Amounts payable in respect of Dividend Equivalent Rights may be payable currently or deferred until the lapsing of restrictions on such Dividend Equivalent Rights or until the vesting, exercise, payment, settlement or other lapse of restrictions on the Option or Award to which the Dividend Equivalent Rights relate. In the event that the amount payable in respect of Dividend Equivalent Rights are to be deferred, the Committee shall determine whether such amounts are to be held in cash or reinvested in Shares or deemed (notionally) to be reinvested in Shares. If amounts payable in respect of Dividend Equivalent Rights are to be held in cash, there may be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Dividend Equivalent Rights may be settled in cash or Shares or a combination thereof, in a single installment or multiple installments.

    10.  RESTRICTED STOCK.

        10.1 GRANT. The Committee may grant Awards of Restricted Stock to Eligible Individuals and Eligible Directors, which shall be evidenced by an Agreement between the Company and the Grantee. Each Agreement shall contain such restrictions, terms and conditions as the Committee may, in its discretion, determine and (without limiting the generality of the foregoing) such Agreements may require that an appropriate legend be placed on Share certificates. Awards of Restricted Stock shall be subject to the terms and provisions set forth below in this Section 10.

        10.2 RIGHTS OF GRANTEE. Shares of Restricted Stock granted pursuant to an Award hereunder shall be issued in the name of the Grantee as soon as reasonably practicable after the Award is granted provided that the Grantee has executed an Agreement evidencing the Award, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require as a condition to the issuance of such Shares. If a Grantee shall fail to execute the Agreement evidencing a Restricted Stock Award, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require within the time period prescribed by the Committee at the time the Award is granted, the Award shall be null and void. At the discretion of the Committee, Shares issued in connection with a Restricted Stock Award shall be deposited together with the stock powers with an escrow agent (which may be the Company) designated by the Committee. Unless the Committee determines otherwise and as set forth in the Agreement, upon delivery of the Shares to the escrow agent, the Grantee shall have all of the rights of a stockholder with respect to such Shares, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares.

        10.3 NON-TRANSFERABILITY. Until all restrictions upon the Shares of Restricted Stock awarded to a Grantee shall have lapsed in the manner set forth in Section 10.4, such Shares shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated, nor shall they be delivered to the Grantee.

        10.4  LAPSE OF RESTRICTIONS.

           (a) GENERALLY. Restrictions upon Shares of Restricted Stock awarded hereunder shall lapse at such time or times and on such terms and conditions as the Committee may determine. The Agreement evidencing the Award shall set forth any such restrictions.

           (b) EFFECT OF CHANGE IN CONTROL. Unless the Committee shall determine otherwise at the time of the grant of an Award of Restricted Stock, the restrictions upon Shares of Restricted Stock shall lapse upon a Change in Control. The Agreement evidencing the Award shall set forth any such provisions.

        10.5 MODIFICATION OR SUBSTITUTION. Subject to the terms of the Plan, the Committee may modify outstanding Awards of Restricted Stock or accept the surrender of outstanding Shares of Restricted Stock (to the extent the restrictions on such Shares have not yet lapsed) and grant new Awards in substitution for them. Notwithstanding the foregoing, no modification of an Award shall adversely alter or impair any rights or obligations under the Agreement without the Grantee's consent.

        10.6 TREATMENT OF DIVIDENDS. At the time an Award of Shares of Restricted Stock is granted, the Committee may, in its discretion, determine that the payment to the Grantee of dividends, or a specified portion thereof, declared or paid on such Shares by the Company shall be
    (i) deferred until the lapsing of the restrictions imposed upon such Shares and (ii) held by the Company for the account of the Grantee until such time. In the event that dividends are to be deferred, the Committee shall determine whether such dividends are to be reinvested in shares of Stock (which shall be held as additional Shares of Restricted Stock) or held in cash. If deferred dividends are to be held in cash, there may be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Payment of deferred dividends in respect of Shares of Restricted Stock (whether held in cash or as additional Shares of Restricted Stock), together with interest accrued thereon, if any, shall be made upon the lapsing of restrictions imposed on the Shares in respect of which the deferred dividends were paid, and any dividends deferred (together with any interest accrued thereon) in respect of any Shares of Restricted Stock shall be forfeited upon the forfeiture of such Shares.

        10.7 DELIVERY OF SHARES. Upon the lapse of the restrictions on Shares of Restricted Stock, the Committee shall cause a stock certificate to be delivered to the Grantee with respect to such Shares, free of all restrictions hereunder.

    11.  PERFORMANCE AWARDS.

        11.1 (a) PERFORMANCE OBJECTIVES. Performance Objectives for Performance Awards may be expressed in terms of (i) earnings per Share,
        (ii) Share price, (iii) pre-tax profits, (iv) net earnings, (v) return on equity or assets, (vi) revenues, (vii) EBITDA, (viii) market share or market penetration, (ix) any combination of the foregoing, or (x) other criteria determined by the Committee or the Board. Performance Objectives may be in respect of the performance of the Company and its Subsidiaries (which may be on a consolidated basis), a Subsidiary or a Division. Performance Objectives may be absolute or relative and may be expressed in terms of a progression within a specified range. The Performance Objectives with respect to a Performance Cycle shall be established in writing by the Committee by the earlier of (i) the date on which a quarter of the Performance Cycle has elapsed or (ii) the date which is ninety (90) days after the commencement of the Performance Cycle, and in any event while the performance relating to the Performance Objectives remain substantially uncertain. At the time of the granting of a Performance Award and to the extent permitted under
        Section 162(m) of the Code and the regulations thereunder, the Committee may provide for the manner in which the Performance Objectives will be measured to reflect the impact of specified corporate transactions, extraordinary events, accounting changes and other similar events.

           (b) DETERMINATION OF PERFORMANCE. Prior to the vesting, payment, settlement or lapsing of any restrictions with respect to any Performance Award made to a Grantee who is subject to Section 162(m) of the Code, the Committee shall certify in writing that the applicable Performance Objectives have been satisfied.

        11.2 PERFORMANCE UNITS. The Committee, in its discretion, may grant Awards of Performance Units to Eligible Individuals, the terms and conditions of which shall be set forth in an Agreement between the Company and the Grantee. Performance Units may be denominated in Shares or a specified dollar amount and, contingent upon the attainment of specified Performance Objectives within the Performance Cycle, represent the right to receive payment as provided in Section 11.2(b) of (i) in the case of Share-denominated Performance Units, the Fair Market Value of a Share on the date the Performance Unit was granted, the date the Performance Unit became vested or any other date specified by the Committee, (ii) in the case of dollar-denominated Performance Units, the specified dollar amount or (iii) a percentage (which may be more than 100%) of the amount described in clause (i) or (ii) depending on the level of Performance Objective attainment; PROVIDED, HOWEVER, that, the Committee may at the time a Performance Unit is granted specify a maximum amount payable in respect of a vested Performance Unit. Each Agreement shall specify the number of Performance Units to which it relates, the Performance Objectives which must be satisfied in order for the Performance Units to vest and the Performance Cycle within which such Performance Objectives must be satisfied.

           (a) VESTING AND FORFEITURE. Subject to Sections 11.1(b) and 11.4, a Grantee shall become vested with respect to the Performance Units to the extent that the Performance Objectives set forth in the Agreement are satisfied for the Performance Cycle.

           (b) PAYMENT OF AWARDS. Subject to Section 11.1(b), payment to Grantees in respect of vested Performance Units shall be made as soon as practicable after the last day of the Performance Cycle to which such Award relates unless the Agreement evidencing the Award provides for the deferral of payment, in which event the terms and conditions of the deferral shall be set forth in the Agreement. Subject to Section 11.4, such payments may be made entirely in Shares valued at their Fair Market Value as of the day preceding the date of payment or such other date specified by the Committee, entirely in cash, or in such combination of Shares and cash as the Committee in its discretion shall determine at any time prior to such payment; PROVIDED, HOWEVER, that if the Committee in its discretion determines to make such payment entirely or partially in Shares of Restricted Stock, the Committee must determine the extent to which such payment will be in Shares of Restricted Stock and the terms of such Restricted Stock at the time the Award is granted.

        11.3 PERFORMANCE SHARES. The Committee, in its discretion, may grant Awards of Performance Shares to Eligible Individuals, the terms and conditions of which shall be set forth in an Agreement between the Company and the Grantee. Each Agreement may require that an appropriate legend be placed on Share certificates. Awards of Performance Shares shall be subject to the following terms and provisions:

           (a) RIGHTS OF GRANTEE. The Committee shall provide at the time an Award of Performance Shares is made the time or times at which the actual Shares represented by such Award shall be issued in the name of the Grantee; PROVIDED, HOWEVER, that no Performance Shares shall be issued until the Grantee has executed an Agreement evidencing the Award, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require as a condition to the issuance of such Performance Shares. If a Grantee shall fail to execute the Agreement evidencing an Award of Performance Shares, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require within the time period prescribed by the Committee at the time the Award is granted, the Award shall be null and void. At the discretion of the Committee, Shares issued in connection with an Award of Performance Shares shall be deposited together with the stock powers with an escrow agent (which may be the Company) designated by the Committee. Except as restricted by the terms of the Agreement, upon delivery of the Shares to the escrow agent, the Grantee shall have, in the discretion of the Committee, all of the rights of a stockholder with respect to such Shares, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares.

           (b) NON-TRANSFERABILITY. Until any restrictions upon the Performance Shares awarded to a Grantee shall have lapsed in the manner set forth in Sections 11.3(c) or 11.4, such Performance Shares shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated, nor shall they be delivered to the Grantee. The Committee may also impose such other restrictions and conditions on the Performance Shares, if any, as it deems appropriate.

           (c) LAPSE OF RESTRICTIONS. Subject to Sections 11.1(b) and 11.4, restrictions upon Performance Shares awarded hereunder shall lapse and such Performance Shares shall become vested at such time or times and on such terms, conditions and satisfaction of Performance Objectives as the Committee may, in its discretion, determine at the time an Award is granted.

           (d) TREATMENT OF DIVIDENDS. At the time the Award of Performance Shares is granted, the Committee may, in its discretion, determine that the payment to the Grantee of dividends, or a specified portion thereof, declared or paid on actual Shares represented by such Award which have been issued by the Company to the Grantee shall be (i) deferred until the lapsing of the restrictions imposed upon such Performance Shares and
       (ii) held by the Company for the account of the Grantee until such time. In the event that dividends are to be deferred, the Committee shall determine whether such dividends are to be reinvested in shares of Stock (which shall be held as additional Performance Shares) or held in cash. If deferred dividends are to be held in cash, there may be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Payment of deferred dividends in respect of Performance Shares (whether held in cash or in additional Performance Shares), together with interest accrued thereon, if any, shall be made upon the lapsing of restrictions imposed on the Performance Shares in respect of which the deferred dividends were paid, and any dividends deferred (together with any interest accrued thereon) in respect of any Performance Shares shall be forfeited upon the forfeiture of such Performance Shares.

           (e) DELIVERY OF SHARES. Upon the lapse of the restrictions on Performance Shares awarded hereunder, the Committee shall cause a stock certificate to be delivered to the Grantee with respect to such Shares, free of all restrictions hereunder.

        11.4  EFFECT OF CHANGE IN CONTROL.  In the event of a Change in Control:

           (a) With respect to Performance Units, the Grantee shall (i) become vested in a percentage of Performance Units as determined by the Committee at the time of the Award of such Performance Units and as set forth in the Agreement and (ii) be entitled to receive in respect of all Performance Units which become vested as a result of a Change in Control a cash payment within ten (10) days after such Change in Control in an amount as determined by the Committee at the time of the Award of such Performance Unit and as set forth in the Agreement.

           (b) With respect to Performance Shares, restrictions shall lapse immediately on all or a portion of the Performance Shares as determined by the Committee at the time of the Award of such Performance Shares and as set forth in the Agreement.

           (c) The Agreements evidencing Performance Shares and Performance Units shall provide for the treatment of such Awards (or portions thereof) which do not become vested as the result of a Change in Control, including, but not limited to, provisions for the adjustment of applicable Performance Objectives.

        11.5 MODIFICATION OR SUBSTITUTION. Subject to the terms of the Plan, the Committee may modify outstanding Performance Awards or accept the surrender of outstanding Performance Awards and grant new Performance Awards in substitution for them. Notwithstanding the foregoing, no modification of a Performance Award shall adversely alter or impair any rights or obligations under the Agreement without the Grantee's consent.

    12.  EFFECT OF A TERMINATION OF EMPLOYMENT OR OTHER CHANGE IN STATUS.

    The Agreement evidencing the grant of each Option and each Award shall set forth the terms and conditions applicable to such Option or Award upon a termination of, or change in, an Optionee's or Grantee's employment by, or other status with, the Company, a Subsidiary or a Division (including a termination or change by reason of the sale of a Subsidiary or a Division), which shall be as the Committee may, in its discretion, determine at the time the Option or Award is granted or thereafter.

    13.  ADJUSTMENT UPON CHANGES IN CAPITALIZATION.

           (a) In the event of a Change in Capitalization, the Committee shall conclusively determine the appropriate adjustments, if any, to (i) the maximum number and class of Shares or other stock or securities with respect to which Options or Awards may be granted under the Plan,
       (ii) the maximum number and class of Shares or other stock or securities with respect to which Options or Awards may be granted to any Eligible Individual during the term of the Plan, (iii) the maximum number and class of Shares or other stock or securities with respect to which Options or Awards may be granted to any Eligible Individual in any one calendar year period, (iv) the number and class of Shares or other stock or securities which are subject to outstanding Options or Awards granted under the Plan and the purchase price therefor, if applicable, and
       (iv) the Performance Objectives.

           (b) Any such adjustment in the Shares or other stock or securities subject to outstanding Incentive Stock Options (including any adjustments in the purchase price) shall be made in such manner as not to constitute a modification as defined by Section 424(h)(3) of the Code and only to the extent otherwise permitted by Sections 422 and 424 of the Code.

           (c) If, by reason of a Change in Capitalization, a Grantee of an Award shall be entitled to, or an Optionee shall be entitled to exercise an Option with respect to, new, additional or different shares of stock or securities, such new, additional or different shares shall thereupon be subject to all of the conditions, restrictions and performance criteria which were applicable to the Shares subject to the Award or Option, as the case may be, prior to such Change in Capitalization.

    14.  EFFECT OF CERTAIN TRANSACTIONS.

    Subject to Sections 7.4, 8.7, 10.4(b) and 11.4 or as otherwise provided in an Agreement, in the event of (i) the liquidation or dissolution of the Company or (ii) a merger or consolidation of the Company (a "Transaction"), the Plan and the Options and Awards issued hereunder shall continue in effect in accordance with their respective terms, except that following a Transaction each Optionee and Grantee shall be entitled to receive in respect of each Share subject to any outstanding Options or Awards, as the case may be, upon exercise of any Option or payment or transfer in respect of any Award, the same number and kind of stock, securities, cash, property or other consideration that each holder of a Share was entitled to receive in the Transaction in respect of a Share; PROVIDED, HOWEVER, that such stock, securities, cash, property, or other consideration shall remain subject to all of the conditions, restrictions and performance criteria which were applicable to the Options and Awards prior to such Transaction.

    15.  INTERPRETATION.

    Following the required registration of any equity security of the Company pursuant to Section 12 of the Exchange Act:

           (a) The Plan is intended to comply with Rule 16b-3 promulgated under the Exchange Act and the Committee shall interpret and administer the provisions of the Plan or any Agreement in a manner consistent therewith. Any provisions inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan.

           (b) Unless otherwise expressly stated in the relevant Agreement, each Option that has a Fair Market Value per share purchase price, and each Stock Appreciation Right and Performance Award granted under the Plan are intended to be performance-based compensation within the meaning of
       Section 162(m)(4)(C) of the Code. The Committee shall not be entitled to exercise any discretion otherwise authorized hereunder with respect to such Options or Awards if the ability to exercise such discretion or the exercise of such discretion itself would cause the compensation attributable to such Options or Awards to fail to qualify as performance-based compensation.

    16.  POOLING TRANSACTIONS.

    Notwithstanding anything contained in the Plan or any Agreement to the contrary, in the event of a Change in Control which is also intended to constitute a Pooling Transaction, the Committee shall take such actions, if any, as are specifically recommended by an independent accounting firm retained by the Company to the extent reasonably necessary in order to assure that the Pooling Transaction will qualify as such, including but not limited to
(i) deferring the vesting, exercise, payment, settlement or lapsing of restrictions with respect to any Option or Award, (ii) providing that the payment or settlement in respect of any Option or Award be made in the form of cash, Shares or securities of a successor or acquirer of the Company, or a combination of the foregoing, and (iii) providing for the extension of the term of any Option or Award to the extent necessary to accommodate the foregoing, but not beyond the maximum term permitted for any Option or Award.

    17.  TERMINATION AND AMENDMENT OF THE PLAN.

    The Plan shall terminate on the day preceding the tenth anniversary of the date of its adoption by the Board and no Option or Award may be granted thereafter. The Board may sooner terminate the Plan, may at any time and from time to time amend, modify or suspend the Plan, and may amend or modify an outstanding Option or Award; PROVIDED, HOWEVER, that:

           (a) no such amendment, modification, suspension or termination shall impair or adversely alter any Options or Awards theretofore granted under the Plan, except with the consent of the Optionee or Grantee, nor shall any amendment, modification, suspension or termination deprive any Optionee or Grantee of any Shares which he or she may have acquired through or as a result of the Plan; and

           (b) to the extent necessary under applicable law, no amendment shall be effective unless approved by the stockholders of the Company in accordance with applicable law.

    18.  NON-EXCLUSIVITY OF THE PLAN.

    The adoption of the Plan by the Board shall not be construed as amending, modifying or rescinding any previously approved incentive arrangement or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

    19.  LIMITATION OF LIABILITY.

    As illustrative of the limitations of liability of the Company, but not intended to be exhaustive thereof, nothing in the Plan shall be construed to:

               (i) give any person any right to be granted an Option or Award other than at the sole discretion of the Committee;

               (ii) give any person any rights whatsoever with respect to Shares except as specifically provided in the Plan;

              (iii) limit in any way the right of the Company or any Subsidiary to terminate the employment of any person at any time; or

               (iv) be evidence of any agreement or understanding, expressed or implied, that the Company will employ any person at any particular rate of compensation or for any particular period of time.

    20.  REGULATIONS AND OTHER APPROVALS; GOVERNING LAW.

       20.1 Except as to matters of federal law, the Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Texas without giving effect to conflicts of laws principles thereof.

       20.2 The obligation of the Company to sell or deliver Shares with respect to Options and Awards granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

       20.3 The Board may make such changes as may be necessary or appropriate to comply with the rules and regulations of any government authority, or to obtain for Eligible Individuals granted Incentive Stock Options the tax benefits under the applicable provisions of the Code and regulations promulgated thereunder.

       20.4 Each Option and Award is subject to the requirement that, if at any time the Committee determines, in its discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Option or Award or the issuance of Shares, no Options or Awards shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions as acceptable to the Committee.

       20.5 Notwithstanding anything contained in the Plan or any Agreement to the contrary, in the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, as amended (the "Securities Act"), and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act and Rule 144 or other regulations thereunder. The Committee may require any individual receiving Shares pursuant to an Option or Award granted under the Plan, as a condition precedent to receipt of such Shares, to represent and warrant to the Company in writing that the Shares acquired by such individual are acquired without a view to any distribution thereof and will not be sold or transferred other than pursuant to an effective registration thereof under said Act or pursuant to an exemption applicable under the Securities Act or the rules and regulations promulgated thereunder. The certificates evidencing any of such Shares shall be appropriately amended to reflect their status as restricted securities as aforesaid.

    21.  MISCELLANEOUS.

        21.1 MULTIPLE AGREEMENTS. The terms of each Option or Award may differ from other Options or Awards granted under the Plan at the same time, or at some other time. The Committee may also grant more than one Option or Award to a given Eligible Individual during the term of the Plan, either in addition to, or in substitution for, one or more Options or Awards previously granted to that Eligible Individual.

        21.2  WITHHOLDING OF TAXES.

           (a) At such times as an Optionee or Grantee recognizes taxable income in connection with the receipt of Shares or cash hereunder (a "Taxable Event"), the Optionee or Grantee shall pay to the Company an amount equal to the federal, state and local income taxes and other amounts as may be required by law to be withheld by the Company in connection with the Taxable Event (the "Withholding Taxes") prior to the issuance, or release from escrow, of such Shares or the payment of such cash. The Company shall have the right to deduct from any payment of cash to an Optionee or Grantee an amount equal to the Withholding Taxes in satisfaction of the obligation to pay Withholding Taxes. In satisfaction of the obligation to pay Withholding Taxes to the Company, the Optionee or Grantee may make a written election (the "Tax Election"), which may be accepted or rejected in the discretion of the Committee, to have withheld a portion of the Shares then issuable to him or her having an aggregate Fair Market Value equal to the Withholding Taxes but not in excess of the required tax withholding amount.

           (b) If an Optionee makes a disposition, within the meaning of
       Section 424(c) of the Code and regulations promulgated thereunder, of any Share or Shares issued to such Optionee pursuant to the exercise of an Incentive Stock Option within the two-year period commencing on the day after the date of the grant or within the one-year period commencing on the day after the date of transfer of such Share or Shares to the Optionee pursuant to such exercise, the Optionee shall, within ten
       (10) days of such disposition, notify the Company thereof, by delivery of written notice to the Company at its principal executive office.

        21.3. EFFECTIVE DATE. The effective date of this Plan shall be as determined by the Board, subject only to the approval by the affirmative vote of the holders of a majority of the securities of the Company present, or represented, and entitled to vote at a meeting of stockholders duly held in accordance with the applicable laws of the State of Texas within twelve
    (12) months of the adoption of the Plan by the Board.

                                       PROXY
                                 PACKAGED ICE, INC.

            THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby (1) acknowledges receipt of the Notice of Annual Meeting of Stockholders of Packaged Ice, Inc. to be held at 10:00 a.m., Central Daylight Time, on Tuesday, June 19, 2001, at the offices of Akin, Gump, Strauss, Hauer & Feld, L.L.P., 1700 Pacific Avenue, Room 4150, Dallas Texas 75201, and the Proxy Statement in connection therewith and (2) appoints A.J. Lewis III and William P. Brick, and each of them, the undersigned's proxies with the full power of substitution for and in the name, place and stead of the undersigned, to vote upon and act with respect to all of the shares of common stock of Packaged Ice standing in the name of the undersigned, or with respect to which the undersigned is entitled to vote and act, at the meeting and at any adjournment thereof.

         1.   Election of directors -- director nominees:

                   A.J. Lewis III; Steven P. Rosenberg; William P. Brick; Richard A. Coonrod; Robert G. Miller; David J. Losito

              / /  FOR all nominees listed above   / /  WITHHOLD AUTHORITY
                   (except as indicated below)          to vote for all nominees

              Instruction: to withhold authority to vote for any of the above nominees, write the nominee's name(s) on this line.

              ------------------------------------------------------------------

         2. Ratification of the appointment of Deloitte & Touche LLP as Packaged Ice's independent accountant for the fiscal year ending December 31, 2001

              / /  FOR          / /  AGAINST          / /  ABSTAIN

         3.   Approval of the 2001 Stock Option Plan

              / /  FOR          / /  AGAINST          / /  ABSTAIN

         4. Approval of the amendment to the 2000 Employee Stock Purchase Plan to increase the number of shares of common stock issuable under the plan from 250,000 shares to 500,000 shares

              / /  FOR          / /  AGAINST          / /  ABSTAIN

         5. In the discretion of the proxies, on any other matter which may properly come before the Annual Meeting

              / /  FOR          / /  AGAINST          / /  ABSTAIN

         This Proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSALS. As to any other matter, said proxies shall vote in accordance with their best judgment.

         Please sign exactly as name appears on your stock certificate. When shares are held by joint tenants, both should sign. If acting as attorney, executor, trustee, or in any other representative capacity, sign name and title.

                                             Dated ________________ , 2001


                                             -----------------------------------
                                                         Signature

                                             -----------------------------------
                                                 Signature if held jointly



              PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY
                          USING THE ENCLOSED ENVELOPE.